Assignment, Assumption and Recognition Agreement

     This Assignment, Assumption and Recognition Agreement (this "Assignment Agreement"), dated as of December 1, 2006, between HSBC Bank USA, National
Association, a National Banking Association (the "Assignor"), HSI Asset Securitization Corporation, a Delaware Corporation (the "Assignee") CitiMortgage, Inc., as Master Servicer (the "Master Servicer"), and Wachovia Mortgage Corporation, a North Carolina corporation (the "Seller" and "Servicer"):

     For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title, interest and obligations of the Assignor, as Purchaser, in, to and under (a) those certain mortgage loans listed on Attachment 1 attached hereto (the "Mortgage Loans"); and (b) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2006, but only to the extent of the Mortgage Loans (the "Purchase Agreement"). For purposes of this Assignment Agreement, the term "Purchase Agreement" includes any separate Assignment and Conveyance pursuant to which Seller and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Purchase Agreement.

     The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under any all obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on Attachment 1 attached hereto and are not the subject of this Assignment Agreement.

     The Servicer shall service the Mortgage Loans in accordance with the Purchase Agreement as modified by this Assignment Agreement.

     2. Each of the Seller and the Assignor represent and warrant to the Assignee and the Master Servicer that (a) the copy of the Purchase Agreement, attached hereto as Attachment 2, provided to the Assignee and the Master Servicer, is a true, complete and accurate copy of the Purchase Agreement, (b) the Purchase Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, (d) the Purchase Agreement contains all of the terms and conditions governing the sale of the Mortgage Loans by Seller to the Assignor and the purchase of the Mortgage Loans by the Assignor from Seller; provided, however, that the date of purchase and sale and the amount of payment for the Mortgage Loans may be set out in a Purchase Price and Terms Letter, as defined in the Purchase Agreement, and (e) the Seller sold, conveyed and transferred each Mortgage Loan to the Assignor pursuant to the Purchase Agreement.

     3. From and after the date hereof, the Seller shall and does hereby recognize that the Assignee (a) will transfer the Mortgage Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this Assignment Agreement to HSI Asset Loan Obligation Trust 2006-2 (the "Trust") created pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2006 (the "Pooling Agreement"), among the Assignee, as depositor, Deutsche Bank National Trust Company, CitiMortgage, Inc., as master servicer (including its successors in interest and any successor master servicer under the Pooling Agreement, the "Master Servicer"), Citibank, N.A. as securities administrator (the "Securities Administrator") and Wells Fargo Bank, N.A. as custodian (the "Custodian"). The Seller hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans,
(ii)  the  Seller  shall  look  solely  to  the  Trust  for  performance  of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans,
(iii) the Trust shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Seller thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Seller) under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust. Neither the Seller nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Seller's performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Assignee, the Master Servicer and the Trustee. Any party requesting such amendment shall provide to the Assignee, the Master Servicer and the Trustee, at its own expense, an opinion of counsel stating that (i) such amendment is permitted under the terms of the Purchase Agreement and (ii) such amendment will not materially and adversely affect the interests of the holders of any securities issued by the Trust.

     (b) The Servicer hereby acknowledges that CitiMortgage, Inc., has been appointed as the Master Servicer of the Mortgage Loans pursuant to this Assignment Agreement and therefore has the right to enforce all obligations of the Servicer, as they relate to the Assigned Loans, under the Purchase Agreement and this Assignment Agreement.

     4. The Assignor warrants and represents to, and covenants with, the Assignee, the Master Servicer and the Seller that:

     (a) As of the date hereof, the Assignor is not in default under the Purchase Agreement;

     (b) The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Purchase Agreement, free from any and all claims and encumbrances arising out of the Assignor's ownership thereof, and the Mortgage Loans, as well as the Purchase Agreement, upon the transfer thereof to the Assignee as contemplated herein, shall be free and clear of all such liens, claims and encumbrances or any lien claim or encumbrance arising out of the ownership of the Mortgage Loans by any person at any time after Assignor first acquired any Mortgage Loan from the Seller;

     (c) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Mortgage Loans;

     (d) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement, or the Mortgage Loans;

     (e) The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to sell, transfer and assign the Mortgage Loans;

     (f) The Assignor has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment Agreement has been duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

     (g) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

     (h) The Assignor has paid the purchase price for the Mortgage Loans and has satisfied any conditions to closing required of it under the terms of the Purchase Agreement.

     5. The Assignee warrants and represents to, and covenants with, the Assignor and the Seller that:

     (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

     (b) The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

     (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

     (d) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans.

     6. The Seller warrants and represents to, and covenants with, the Assignor, the Master Servicer and the Assignee that:

     (a) The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Mortgage Loans;

     (b) The Seller has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

     (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

     (d) As of the date hereof, the Seller is not in default under the Purchase Agreement; and

     (e) No event has occurred or has failed to occur, during the period commencing on the date on which Assignor acquired the Mortgage Loans and ending on the date hereof, inclusive, which would make the representations and warranties set forth in Section 3.01 of the Purchase Agreement untrue if such representations and warranties were made with respect to the Mortgage Loans effective as of the date hereof. The Seller hereby restates the representations and warranties set forth in Section 3.02 of the Purchase Agreement with respect to the Mortgage Loans as of the date originally made.

     6. The Seller hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust in connection with any breach of the representations and warranties made by the Seller set forth in Section 6 hereof shall be as set forth in Section 3.03 of the Purchase Agreement as if they were set forth herein (including without limitation any repurchase or indemnity obligation set forth therein).

     7. In connection with the transfer of the Mortgage Loans hereunder, the Seller agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Purchase Agreement, provided that, solely with respect to the Mortgage Loans, the following modifications shall be made (all capitalized terms used below shall have the meanings assigned to such terms by this Assignment Agreement and such terms shall be incorporated into the Purchase Agreement to the extent such terms are not already defined therein):

     (i) Section 4.01 shall be amended as follows:

          (a) the reference to the "Purchaser" in the fifth line of the third paragraph shall be changed to "the Trustee for the benefit of the holders of any security issued by the Trust";

          (b) the phrase "provided, however, that unless the Seller has obtained the prior written consent of the Purchaser" found in the fifth line of the third paragraph shall be deleted; and

          (c) the following shall be added after the phrase "future advances" found in the ninth line of the third paragraph: "effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code and cause either any REMIC designation made in connection with a Pass-Through Transfer to fail to qualify as a REMIC under the Code or the imposition of any tax on `prohibited transactions' or `contributions after the startup day' under the REMIC provisions of the Code".

     (ii) Section 4.03 shall be amended so that the reference to "Purchaser" in the second line of the final paragraph thereof shall be changed to "Trustee";

     (iii) Section 4.04 shall be amended to delete the last paragraph thereof in its entirety;

     (iv) Section 4.05 shall be amended so that the phrase "in excess of the Repurchase Price" is added after the word "thereon" found in the second line of subsection (v);

     (v) Section 4.09 shall be deleted in its entirety and replaced with the following:

          "The Seller may transfer a Custodial Account, Buydown Account or an Escrow Account to a different Eligible Account from time to time. Such transfer may be made Seller only after receiving the prior written consent of the Master Servicer and the Depositor (such consent not to be unreasonably withheld)";

     (vi) Section 4.13 shall be amended as follows:

          (a) the first paragraph shall be deleted in its entirety and replaced with the following "This Section shall apply only to REO Properties acquired for the account of the Trustee and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from the Trustee pursuant to any provision hereof. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trust, or if not permitted by law, to the Trustee, or its nominee for the benefit of the holders of any security issued by the Trust.";

          (b) the following shall be added as the first sentence to the third paragraph, "The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale."

          (c) the following shall be ended to the end of paragraph 3: "The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event with in two years after title has been taken to such REO Property; unless the Seller determines and gives appropriate notice to the Master Servicer, the Trustee and the Depositor that a longer period is necessary for the orderly liquidation of such REO Property. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three years or such other period as may be permitted under Section 860G(a)(8) of the Code. To the extent allowed for in this Agreement, the Seller shall receive immediate reimbursement from the Custodial Account for any related unreimbursed Servicing Advances"

          (d) paragraph 4 shall be deleted in its entirety.

     (vii) Sections 6.04 and 6.05 shall be deleted in their entirety

     (viii) Section 6.06, 6.07 and 6.08 shall be amended so that references to the "Purchaser" shall be replaced with references to the "Depositor and the Trustee";

     (ix) Section 7.04 shall be amended so that (a) the reference to the "Purchaser" in the first sentence thereof will be changed to "the Master Servicer, the Depositor and the Securities Administrator and with written notice to the Trustee"; and (b) the reference to "Purchaser" in the second sentence there of will be changed to "Depositor";

     (x) Section 7.05 shall be amended so that the following replaces the second sentence thereof: "Without in any way limiting the generality of this Section
7.05 and except as pursuant to section 7.02, the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof without the prior written consent of the Master Servicer and the Depositor (such consent to not be unreasonably withheld) and without first providing notice to the Trustee.";

     (xi) Section 8.01 shall be amended so that (a) all references to the "Purchaser" in the last paragraph shall be changed to "Master Servicer" and (b) references in the ninth line of paragraph two to "Section 12.01" shall be changed to "Section 11.01";

     (xii) Section 8.02 shall be amended so that references to the "Purchaser" in the first sentence thereof shall be changes to "Master Servicer";

     (xiii) Section 11.01 shall be amended so that the following is added at the end of the second sentence of the first paragraph thereof: "provided, however, no such compensation shall be in excess of that permitted the Seller under this Agreement".

     8. Pursuant to Section 5.02 to the Purchase Agreement, the Seller shall furnish to the Master Servicer (i)(a) monthly loan data in a mutually agreed-upon format between the Servicer and the Master Servicer, (b) default loan data in a format mutually agreed upon between the Servicer and the Master Servicer and (c) information regarding the realized losses and gains in a format mutually agreed upon between the Servicer and the Master Servicer, in each case relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and the Seller. Notwithstanding the foregoing, the Seller is not required to report data relating to prepayment charges or penalties to the extent such prepayment charges or penalties are retained by the Seller.

     9. Notice Addresses.

     (a) The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

         HSI Asset Securitization Corporation
         452 Fifth Avenue
         New York, New York 10018
         Attn:    HALO 2006-2

     (b) The Assignor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

         HSBC Bank USA, National Association
         452 Fifth Avenue
         New York, New York 10018

     (c) The Seller's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

         Wachovia Mortgage Corporation
         1100 Corporate Center Drive
         Raleigh, North Carolina 27607
         Attention: Tom Fowler

     (d) The Trustee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

         Deutsche Bank National Trust Company
         1761 St. Andrew Place
         Santa Ana, California 92705
         Attn:    [                     ]

     10. This Assignment Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

     11. This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Seller, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Seller, the Assignor or the Assignee, respectively, hereunder.

     12. No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     13. This Assignment Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement by the Assignor contemplated by this Assignment Agreement.

     14. Notwithstanding the assignment of the Purchase Agreement by either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Seller or the Assignor unless assigned by separate written instrument.

     15. For the purpose for facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

     16. In the even that any provision of this Assignment Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Assignment Agreement shall control.


                         [signatures on following page]

     IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

                              HSBC Bank USA, National Association

                              Assignor

                              By:
                                 -----------------------------------------
                              Name:  Jon E. Voigtman
                              Title:  Managing Director #14311

                              HSI Asset Securitization Corporation

                              Assignee

                              By:
                                 -----------------------------------------
                              Name:  Andrea Lenox
                              Title:    Vice President

                              Wachovia Mortgage Corporation
                              Seller and Servicer

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              Deutsche Bank National Trust Company, as Trustee

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

                              Acknowledged:

                              CitiMortgage, Inc. as Master Servicer

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------



                              Citibank, N.A., as Securities Administrator

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

                                  ATTACHMENT 1

                            (Mortgage Loan Schedule)

                                  ATTACHMENT 2

                          (Form of Purchase Agreement)

                                    EXHIBIT 3

                        FORM OF MONTHLY REMITTANCE ADVICE

             [to be agreed upon between Master Servicer and Seller]

                                    EXHIBIT 4

                      FORM OF MONTHLY DEFAULTED LOAN REPORT

Data must be submitted to CitiMortgage in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template consistently every month when submitting data.


Table: Delinquency
Name                                           Type                        Size
--------------------------------------------------------------------------------
Servicer Loan #                                Number                         8
                                               (Double)
Investor Loan #                                Number                         8
                                               (Double)
Borrower Name                                  Text                          20
Address                                        Text                          30
State                                          Text                           2
Due Date                                       Date/Time                      8
Action Code                                    Text                           2
FC Received                                    Date/Time                      8
File Referred to Atty                          Date/Time                      8
NOD                                            Date/Time                      8
Complaint Filed                                Date/Time                      8
Sale Published                                 Date/Time                      8
Target Sale Date                               Date/Time                      8
Actual Sale Date                               Date/Time                      8
Loss Mit Approval Date                         Date/Time                      8
Loss Mit Type                                  Text                           5
Loss Mit Estimated Completion                  Date/Time                      8
Date
Loss Mit Actual Completion Date                Date/Time                      8
Loss Mit Broken Plan Date                      Date/Time                      8
BK Chapter                                     Text                           6
BK Filed Date                                  Date/Time                      8
Post Petition Due                              Date/Time                      8
Motion for Relief                              Date/Time                      8
Lift of Stay                                   Date/Time                      8
RFD                                            Text                          10
Occupant Code                                  Text                          10
Eviction Start Date                            Date/Time                      8
Eviction Completed Date                        Date/Time                      8
List Price                                     Currency                       8
List Date                                      Date/Time                      8
Accepted Offer Price                           Currency                       8
Accepted Offer Date                            Date/Time                      8
Estimated REO Closing Date                     Date/Time                      8
Actual REO Sale Date                           Date/Time                      8

o Items in bold are MANDATORY FIELDS. We must receive information in those fields every month in order for your file to be accepted.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

                  12-Relief Provisions
                  15-Bankruptcy/Litigation
                  20-Referred for Deed-in-Lieu
                  30-Referred fore Foreclosure
                  60-Payoff
                  65-Repurchase
                  70-REO-Held for Sale
                  71-Third Party Sale/Condemnation
                  72-REO-Pending Conveyance-Pool Insurance claim filed

CitiMortgage will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply CitiMortgage with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

Action Code 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

Action Code 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

Action Code 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

Action Code 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

Action Code 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

Action Code 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

Action Code 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

                ASUM-Approved Assumption
                BAP-Borrower Assistance Program
                CO-Charge Off
                DIL-Deed-in-Lieu
                FFA-Formal Forbearance Agreement
                MOD-Loan Modification
                PRE-Pre-Sale
                SS-Short Sale
                MISC-Anything else approved by the PMI or Pool Insurer

CitiMortgage will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply CitiMortgage with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

         Mortgagor
         Tenant
         Unknown
         Vacant

                                    EXHIBIT 5

                            FORM OF LOAN LOSS REPORT

        REALIZED LOSS CALCULATION INFORMATION CITIMORTGAGE, N.A. Form 332



Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.      The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.     The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.     The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

                               CITIMORTGAGE, N.A.
                          CALCULATION OF REALIZED LOSS

          CitiMortgage, Inc. Trust:  ___________________________

          Prepared by: __________________ Date: _______________

          Phone: ______________________

          Servicer Loan No.                  Servicer Name     Servicer Address

CITIMORTGAGE
Loan No._____________________________
Borrower's Name:
                ---------------------------------------------------------------
Property Address:
                 --------------------------------------------------------------

Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan            $ _______________(1)
Interest accrued at Net Rate                                 ________________(2)
Attorney's Fees                                              ________________(3)
Taxes                                                        ________________(4)
Property Maintenance                                         ________________(5)
MI/Hazard Insurance Premiums                                 ________________(6)
Hazard Loss Expenses                                         ________________(7)
Accrued Servicing Fees                                       ________________(8)
Other (itemize)                                              ________________(9)
                                                            $___________________


Total Expenses                                              $ ______________(10)
Credits:
Escrow Balance                                              $ ______________(11)
HIP Refund                                                  ________________(12)
Rental Receipts                                             ________________(13)
Hazard Loss Proceeds                                        ________________(14)
Primary Mortgage Insurance Proceeds                         ________________(15)
Proceeds from Sale of Acquired Property                     ________________(16)
Other (itemize)                                             ________________(17)
                                                            ====================
Total Credits                                               $_______________(18)

                   Total Realized Loss (or Amount of Gain) $____________________

                       HSBC BANK USA, NATIONAL ASSOCIATION
                                    Purchaser

                                       and

                          WACHOVIA MORTGAGE CORPORATION
                                     Seller

              SELLER'S PURCHASE, WARRANTIES AND SERVICING AGREEMENT

                           Dated as of August 1, 2006

                             TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I DEFINITIONS..........................................................5

     Section 1.01. Defined Terms...............................................5

ARTICLE II SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION
              OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL
              AGREEMENT; DELIVERY OF MORTGAGE LOAN DOCUMENTS..................22

     Section 2.01. Agreement to Purchase......................................22

     Section 2.02. Purchase Price.............................................22

     Section 2.03. Servicing of Mortgage Loans................................23

     Section 2.04. Examination of Mortgage Files..............................23

     Section 2.05. Record Title and Possession of Mortgage Files;
                   Maintenance of Servicing Files.............................23

     Section 2.06. Books and Records..........................................24

     Section 2.07. Transfer of Mortgage Loans.................................24

     Section 2.08. Delivery of Mortgage Loan Documents........................25

     Section 2.09. Quality Control Procedures.................................26

     Section 2.10. Closing....................................................26

     Section 2.11. Closing Documents..........................................27

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLER;
              REPURCHASE; REVIEW OF MORTGAGE LOANS............................28

     Section 3.01. Representations and Warranties of the Seller...............28

     Section 3.02. Representations and Warranties as to Individual
                   Mortgage Loans.............................................30

     Section 3.03. Repurchase; Substitution...................................48

     Section 3.04. Purchase Price Protection..................................50

     Section 3.05. Repurchase of Mortgage Loans With First Payment Defaults...50

ARTICLE IV ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS.................51

     Section 4.01. The Seller to Act as Servicer..............................51

     Section 4.02. Collection of Mortgage Loan Payments.......................52

     Section 4.03. Realization Upon Defaulted Mortgage Loans..................53

     Section 4.04. Establishment of Custodial Accounts; Deposits in
                   Custodial Accounts.........................................55

     Section 4.05. Permitted Withdrawals From the Custodial Account...........57

     Section 4.06. Establishment of Escrow Accounts; Deposits in Accounts.....58

     Section 4.07. Permitted Withdrawals From the Escrow Account..............59

     Section 4.08. Payment of Taxes, Insurance and Charges; Maintenance
                   of Primary Mortgage Insurance; Collections Thereunder......60

     Section 4.09. Transfer of Accounts.......................................61

     Section 4.10. Maintenance of Hazard Insurance............................61

     Section 4.11. Maintenance of Mortgage Impairment Insurance Policy........62

     Section 4.12. Maintenance of Fidelity Bond and Errors and Omissions
                   Insurance..................................................63

     Section 4.13. Title, Management and Disposition of REO Property..........63

     Section 4.14. Notification of Maturity Date..............................65

     Section 4.15. Establishment of and Deposits to Buydown Account...........66

ARTICLE V PAYMENTS TO THE PURCHASER...........................................67

     Section 5.01. Distributions..............................................67

     Section 5.02. Statements to the Purchaser................................67

     Section 5.03. Monthly Advances by the Seller.............................69

     Section 5.04. Liquidation Reports........................................69

ARTICLE VI GENERAL SERVICING PROCEDURES.......................................69

     Section 6.01. Assumption Agreements......................................69

     Section 6.02. Satisfaction of Mortgages and Release of Mortgage Files....70

     Section 6.03. Servicing Compensation.....................................71

     Section 6.04. Annual Statement as to Compliance..........................71

     Section 6.05. Annual Independent Certified Public Accountants'
                   Servicing Report...........................................72

     Section 6.06. Purchaser's Right to Examine Seller Records................72

     Section 6.07. Seller Shall Provide Information as Reasonably Required....73

     Section 6.08. Notification of Adjustments................................73

     Section 6.09. Compliance with REMIC Provisions...........................73

ARTICLE VII THE SELLER........................................................74

     Section 7.01. Indemnification; Third Party Claims........................74

     Section 7.02. Merger or Consolidation of the Seller......................74

     Section 7.03. Limitation on Liability of the Seller and Others...........75

     Section 7.04. Seller Not to Resign.......................................75

     Section 7.05. No Transfer of Servicing...................................75

ARTICLE VIII DEFAULT..........................................................76

     Section 8.01. Events of Default..........................................76

     Section 8.02. Waiver of Defaults.........................................78

ARTICLE IX TERMINATION........................................................78

     Section 9.01. Termination................................................78

ARTICLE X RECONSTITUTION OF MORTGAGE LOANS....................................79

     Section 10.01. Reconstitution of Mortgage Loans..........................79

ARTICLE XI MISCELLANEOUS PROVISIONS...........................................80

     Section 11.01. Successor to the Seller...................................80

     Section 11.02. Amendment.................................................81

     Section 11.03. Recordation of Agreement..................................81

     Section 11.04. Governing Law.............................................82

     Section 11.05. Notices...................................................82

     Section 11.06. Severability of Provisions................................83

     Section 11.07. Exhibits..................................................83

     Section 11.08. General Interpretive Principles...........................83

     Section 11.09. Reproduction of Documents.................................84

     Section 11.10. Confidentiality of Information............................84

     Section 11.11. Recordation of Assignments of Mortgage....................84

     Section 11.12. Assignment by Purchaser...................................84

     Section 11.13. No Partnership............................................85

     Section 11.14. Execution; Successors and Assigns.........................85

     Section 11.15. Entire Agreement..........................................85

     Section 11.16. No Solicitation...........................................85

     Section 11.17. Costs.....................................................86

     Section 11.18. Protection of Mortgagor Personal Information..............86

EXHIBITS

        A-1    Contents of Mortgage File
        A-2    Contents of Servicing File
        B      Form of Custodial Account Letter Agreement
        C      Form of Escrow Account Letter Agreement
        D      Form of Assignment, Assumption and Recognition Agreement
        E      Form of Assignment and Conveyance

        F      Regulation AB Compliance Addendum
        G      Seller's Officer's Certificate
        H      Form of Opinion of Counsel To The Seller and The Servicer
        I      Security Release Certification
        J      Form of Indemnification Agreement
        K      Custodial Agreement

                  This is a Seller's Purchase, Warranties and Servicing Agreement, dated as of August 1, 2006, and is executed by and between HSBC Bank USA, National Association, as purchaser (the "Purchaser"), and Wachovia Mortgage Corporation, as seller and servicer (in such capacity, the "Seller").

                                   WITNESSETH:

                  WHEREAS, the Purchaser has heretofore agreed to purchase from the Seller and the Seller has heretofore agreed to sell to the Purchaser certain Mortgage Loans, servicing rights retained, from time to time, pursuant to the terms of a letter agreement by and between the Seller and the Purchaser (the "Purchase Price and Terms Letter");

                  WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule, which is annexed to the related Assignment and Conveyance. The Mortgage Loans as described herein shall be delivered in groups of whole loans (each, a "Mortgage Loan Package") on various dates as provided herein (each, a "Closing Date"); and

                  WHEREAS, the Purchaser and the Seller wish to prescribe the representations and warranties of the Seller with respect to itself, the Mortgage Loans and the management, servicing and control of the Mortgage Loans by the Seller.

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Seller agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

                  Section 1.01.  Defined Terms.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article:

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures, for MBS pool mortgages, as defined in the Fannie Mae Guides, including future updates the terms of the Mortgage Loan Documents and all applicable federal, state and local legal and regulatory requirements.

                  Adjustable Rate Mortgage Loan: A Mortgage Loan as to which the related Mortgage Note provides that the Mortgage Interest Rate may be adjusted periodically.

                  Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the Mortgage Note.

                  Affiliate:  With respect to any  specified  Person,  any other
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agency Transfer: The sale or transfer by the Purchaser of some or all of the Mortgage Loans to Fannie Mae or Freddie Mac.

                  Agreement: This Seller's Purchase, Warranties and Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

                  Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by a Qualified Appraiser, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the underwriting requirements of the originator.

                  Assignment and Conveyance:  As defined in Section 2.03.

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form and in blank, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

                  Balloon Mortgage Loan: Any Mortgage Loan which by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date.

                  Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the States of New York or North Carolina, or (iii) a day on which banks in the States of New York or North Carolina are authorized or obligated by law or executive order to be closed.

                  Buydown   Account:   An  account   maintained  by  the  Seller
specifically to hold all Buydown Funds to be applied to individual Buydown Mortgage Loans.

                  Buydown Agreement: An agreement between the Seller and a Mortgagor, or an agreement among the Seller, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which provides for the application of Buydown Funds.

                  Buydown Funds: In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage Loan, the buyer of such property, the Seller or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the mortgagor's funds in the early years of a Mortgage Loan.

                  Buydown Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the Mortgage Note for a specified period, and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

                  Buydown Period: The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

                  Closing Date: The date or dates set forth in the related Purchase Price and Terms Letter on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

                  Closing Documents: With respect to any Closing Date, the documents required pursuant to Section 2.11.

                  Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

                  Combined Loan-to-Value Ratio or CLTV: As of any date and as to any Second Lien Loan, the ratio, expressed as a percentage, of the (a) sum of
(i) the outstanding principal balance of the Second Lien Loan and (ii) the outstanding principal balance as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Second Lien Loan and which are secured by the same Mortgaged Property to (b) the Appraised Value of the Mortgaged Property.

                  Commission:  The   United  States   Securities   and  Exchange
Commission.


                  Compensating  Interest: For any Remittance Date, the lesser of
(i) the aggregate Servicing Fee payable to the Seller for such Remittance Date and (ii) the aggregate Prepayment Interest Shortfall for such Remittance Date.

                  Condemnation Proceeds: All awards, compensation and settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  Convertible Mortgage Loan: Any Adjustable Rate Mortgage Loan purchased pursuant to this Agreement as to which the related Mortgage Note permits the Mortgagor to convert the Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

                  Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor's Glossary.

                  Credit Score: The credit score for each Mortgage Loan shall be the minimum of two (2) credit bureau scores obtained at origination or such other time by the Seller. If two (2) credit bureau scores are obtained, the Credit Score will be the lower score. If three (3) credit bureau scores are obtained, the Credit Score will be the middle of the three. When there is more than one (1) applicant, the lowest of the applicants' Credit Scores will be used. There is only one (1) score for any loan regardless of the number of borrowers and/or applicants.

                  Custodial Account: Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Wachovia Mortgage Corporation, in trust for the Purchaser, owner of various whole loan series" and shall be established as an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

                  Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, annexed hereto as Exhibit K.

                  Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

                  Cut-off Date: With respect to each Mortgage Loan Package, the first Business Day of the month of the related Closing Date, or as otherwise set forth in the related Purchase Price and Terms Letter.

                  Determination Date: With respect to each Remittance Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month in which such Remittance Date occurs.

                  Due Date: With respect to any Mortgage Loan, the day of the month on which the Monthly Payment is due on such Mortgage Loan, exclusive of any days of grace.

                  Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on, and including the first day of the month of the Remittance Date.

                  Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company that
(a) is incorporated under the laws of the United States of America or any state thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has or is a subsidiary of a holding company that has an outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated A-1 by S&P or Primare-1 by Moody's (or a comparable rating is another rating agency is specified by the Initial Purchaser by written notice to the Seller) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or
(iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency; or (ii) with respect to any Custodial Account, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies.

                  Eligible Investments:  Any  one  or  more  of  the   following
obligations or securities:

                  (a) direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (b) (i) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency and (ii) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

                  (c) repurchase obligations with a term not to exceed thirty (30) days and with respect to (i) any security described in clause (a) above and entered into with a depository institution or trust company (acting as principal) described in clause (b)(ii) above;

                  (d) securities bearing interest or old at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

                  (e) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one (1) year after the date of issuance thereof) which are rated in one of the two highest rating categories by each Rating Agency at the time of such investment;

                  (f)   any  other  demand,  money  market   or  time   deposit,
obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency; and

                  (g) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United

States of America (which may include repurchase obligations secured by collateral described in clause (a)) and other securities and which money market funds are rated in one of the two highest rating categories by each Rating Agency.

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such investment or security is purchased at a price greater than par.

                  Equity: With respect to any Second Lien Loan, the Appraised Value, less the unpaid principal balance of the related First Lien Loan.

                  Equity Loan-to-Value: With respect to any Second Lien Loan, the original principal balance of such Mortgage Loan, divided by the Equity.

                  Escrow Account: Each separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Wachovia Mortgage Corporation, in trust for the Purchaser, as owner of various whole loan series and various Mortgagors" and shall be established as an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

                  Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

                  Event of Default: Any one of the conditions or circumstances enumerated in Section 8.01.

                  Fannie Mae: The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

                  Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto, including, but not limited to, future updates thereof.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  Fidelity Bond: A fidelity bond to be maintained by the Seller pursuant to Section 4.12.

                  Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property repurchased by the Seller pursuant to this Agreement), a determination made by the Seller that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Seller, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The

Seller shall maintain records, prepared by a servicing officer of the Seller, of each Final Recovery Determination.

                  FIRREA:  The Financial  Institutions  Reform,   Recovery,  and
Enforcement Act of 1989, as amended and in effect from time to time.

                  First Lien Loan:   A Mortgage  Loan secured  by a  first  lien
Mortgage on the related Mortgaged Property.

                  First Remittance Date: The eighteenth (18th) day of the month following each respective Closing Date, or if such day is not a Business Day, the first Business Day immediately thereafter.

                  Fixed Rate Mortgage Loan: A Mortgage Loan purchased pursuant to this Agreement which bears a fixed Mortgage Interest Rate during the life of the loan.

                  Flood Zone Service Contract: A transferable contract maintained for the Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

                  Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

                  Freddie Mac Guides: The Freddie Mac Sellers' Guide and the Freddie Mac Servicers' Guide and all amendments or additions thereto, including, but not limited to, any future updates thereof.

                  GAAP: Generally accepted accounting principles, consistently applied.

                  Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

                  High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, (b) classified as a "high cost home," "covered," "high risk home" or "predatory" loan under any state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or
(c) categorized as High Cost or a Covered Loan pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

                  Home Loan: A Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor's Glossary.

                  HUD: The United States Department of Housing and Urban Development or any successor thereto.

                  Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the Mortgage Interest Rate thereon.

                  Initial Closing Date: The Closing Date on which the Initial Purchaser purchases and the Seller sells the first Mortgage Loan Package hereunder.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Interest Only Mortgage Loan: A Mortgage Loan that only requires payments of interest for a period of time specified in the related Mortgage Note.

                  Interest Rate Adjustment Date: With respect to each adjustable rate Mortgage Loan, the date, specified in the related Mortgage Note and the related Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

                  Liquidation Proceeds: Amounts received in connection with the partial or complete liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or in connection with the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage.

                  Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the original outstanding principal amount of the Mortgage Loan and, with respect to any Second Lien Loan, the outstanding principal amount of any related First Lien Loan as of the date of origination of such mortgage loan, to the lesser of (a) the Appraised Value of the Mortgaged Property at origination and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

                  Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

                  MERS:  Mortgage  Electronic   Registration   Systems,    Inc.,
a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

                  MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

                  MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

                  Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

                  MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  Monthly  Advance:  The payment   required  to be made  by  the
Seller with  respect to any  Remittance  Date  pursuant to Section 5.03.

                  Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

                  Mortgage: With respect to any Mortgage Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien upon a leasehold estate of the Mortgagor.

                  Mortgage File: With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-1 and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage Interest Rate: As to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the provisions of the related Mortgage Note.

                  Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, any escrow accounts related to the Mortgage Loan, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

                  Mortgage  Loan  Documents:  The   documents   contained  in  a
Mortgage File.

                  Mortgage Loan Package: As defined in the Recitals to this Agreement.

                  Mortgage  Loan   Remittance   Rate:   With  respect   to  each
Mortgage Loan,  the Mortgage  Interest Rate less the related Servicing Fee Rate.

                  Mortgage Loan Schedule: The schedule of Mortgage Loans annexed to the related Assignment and Conveyance, each such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

                    (1)      the Seller's Mortgage Loan identifying number;

                    (2)      the Mortgagor's name;

                    (3)      the  street  address  of  the  Mortgaged   Property
         including the city, state and zip code;

                    (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property;

                    (5)      the  number  of   units and  type  of   residential
         property constituting the Mortgaged Property (e.g., single family, two- to four-family, condominium, etc);

                    (6) the original months to maturity and the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

                    (7)      the date of the Mortgage Note;

                    (8) the Loan-to-Value Ratio at origination and as of the related Cut-off Date;

                    (9) with respect to any Second Lien Loan, the Equity Loan-to-Value-Ratio at origination and as of the related Cut-off Date;

                    (10) with respect to any Second Lien Loan, the Combined Loan-to-Value Ratio at origination and as of the related Cut-off Date;

                    (11) the Mortgage Interest Rate at origination and as of the related Cut-off Date;

                    (12)     the Mortgage Loan origination date;

                    (13) the last payment date on which a Monthly Payment was actually applied to pay interest and the outstanding principal balance;

                    (14) the stated maturity date of the Mortgage Loan and of the First Lien Loan, if applicable;

                    (15) the amount of the Monthly Payment (PITI or ITI, as applicable) as of the related Cut-off Date;

                    (16)     the original  principal amount of the Mortgage Loan
         and   the  principal   balance  of  the  related  First  Lien  Loan, if
         applicable, as of the date of origination;

                    (17) a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

                    (18)     a code indicating the documentation style;

                    (19)     the date on which the first Monthly Payment is due;

                    (20) a code indicating whether or not the Mortgage Loan is insured as to payment defaults by a Primary Mortgage Insurance Policy; and, in the case of any Mortgage Loan which is insured as to payment defaults by a Primary Mortgage Insurance Policy, the name of the provider of such Primary Mortgage Insurance Policy, the Primary Mortgage Insurance Policy certificate number and the Primary Mortgage Insurance Policy coverage percentage;

                    (21) a code indicating whether or not the Mortgage Loan is the subject of a Prepayment Penalty, and if so, a description of and the terms of such Prepayment Penalty;

                    (22) a code indicating the Credit Score of the Mortgagor at the time of origination of the Mortgage Loan;

                    (23) the loan type (i.e. fixed, adjustable; 2/28, 3/27, 5/25, etc.);

                    (24) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date and the Adjustment Date frequency;

                    (25) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

                    (26) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note;

                    (27) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;

                    (28) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

                    (29) with respect to each Adjustable Rate Mortgage Loan, the Index;

                    (30) with respect to each Adjustable Rate Mortgage Loan, the lookback (# of days) under the terms of the Mortgage Note;

                    (31) a code indicating whether the Mortgage Loan is a Second Lien Loan;

                    (32)     MIN, if applicable;

                    (33) a code indicating whether the Mortgage Loan is an Interest Only Mortgage Loan and the term of the interest-only period;

                    (34)     the Due Date for the first Monthly Payment;

                    (35)     with    respect     to     the  related  Mortgagor,
         the debt-to-income ratio;

                    (36)     the Appraised Value of the Mortgaged Property;

                    (37) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property;

                    (38)     with  respect   to each   Mortgage  Loan  that  was
         originated six (6) or more months prior to the related Closing Date, the amount of the Monthly Payment at origination;

                    (39) a code indicating if the Mortgage Loan is a Balloon Mortgage Loan and the term of the Balloon Loan;

                    (40)     the total monthly income for all Mortgagors;

                    (41) a code indicating whether the Mortgagor is a first time home buyer;

                    (42) the race/ethnicity and gender of each Mortgagor and Co-Mortgagor;

                    (43)     the   date   of   birth   of   each  Mortgagor  and
         co-Mortgagor; and

                    (44)     a code  indicating   if  the   Mortgage   Loan is a
         Negative Amoritization Mortgage Loan.

                  With respect to the Mortgage Loans in the aggregate in each Mortgage Loan Package, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date unless otherwise specified:

                    (1)      the number of Mortgage Loans;

                    (2)      the  current   aggregate   outstanding    principal
         balance of the Mortgage Loans;

                    (3) the weighted average Mortgage Interest Rate of the Mortgage Loans;

                    (4)      the weighted average   original  months to maturity
         of the Mortgage Loans and the weighted average remaining months to maturity of the Mortgage Loans.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.


                  Mortgaged Property: With respect to any Mortgage Loan, the underlying real property securing repayment of the related Mortgage Note, consisting of a fee simple parcel of real estate or a leasehold estate, the term of which is equal to or longer than the term of such Mortgage Note.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Mortgagor Personal Information: Any information, including, but not limited to, all personal information about a Mortgagor that is disclosed to the Seller or the Purchaser by or on behalf of the Mortgagor.

                  Negative Amortization: With respect to each Negative Amortization Mortgage Loan, that portion of interest accrued at the Mortgage Interest Rate in any month that exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan.

                  Negative Amortization Mortgage Loan: Each Mortgage Loan that is identified on the Mortgage Loan Schedule as a Mortgage Loan that may be subject to Negative Amortization.

                  OCC: Office of the Comptroller of the Currency, its successors and assigns.

                  Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an eligible account, (b) qualification of the Mortgage Loans in a REMIC or (c) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who
(i) is in fact independent of the Seller and any servicer of the Mortgage Loans,
(ii) does not have any material direct or indirect financial interest in the Seller or any servicer or in an Affiliate of either and (iii) is not connected with the Seller or any servicer as an officer, employee, director or person performing similar functions.

                  OTS:  Office of Thrift Supervision or any successor thereto.

                  Pass-Through Transfer:  As defined in Section 10.01(a)(iii).

                  Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date, which may be a different amount with respect to the first Adjustment Date.

                  Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Premium Percentage: With respect to any Mortgage Loan, a percentage equal to the excess of the Purchase Price Percentage over 100%.

                  Prepayment Interest Shortfall: As to any Remittance Date and Principal Prepayment in full, the difference between (i) one (1) full month's interest at the applicable Mortgage Interest Rate (after giving effect to any applicable relief act reduction, debt service reduction and deficient valuation), as reduced by the Servicing Fee Rate, on the outstanding principal balance of the related Mortgage Loan immediately prior to such Principal Prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

                  Prepayment Penalty: With respect to each Mortgage Loan, the amount of any premium or penalty required to be paid by the Mortgagor if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

                  Primary Mortgage Insurance Policy: Each policy of primary mortgage insurance represented to be in effect pursuant to Section 3.02(bb), or any replacement policy therefor obtained by the Seller pursuant to Section 4.08.

                  Prime Rate: The prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).

                  Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Purchase Price:  As defined in Section 2.02.

                  Purchase   Price and  Terms   Letter:    As defined   in   the
Recitals to this Agreement which may also be a form of trade execution notice.

                  Purchase Price Percentage: The purchase price percentage used in calculating the Purchase Price, as set forth in the related Purchase Price and Terms Letter.

                  Purchaser:   HSBC  Bank   USA,    National   Association,  its
successors in interest and assigns.


                  Qualified Appraiser: With respect to each Mortgage Loan, an appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

                  Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it, approved as an insurer by Fannie Mae or Freddie Mac.

                  Rating Agencies: Standard & Poor's Ratings Services, a division of The McGraw- Hill Companies, Inc., Moody's Investors Service, Inc. or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

                  Reconstitution:  Any  Pass-Through   Transfer  or  Whole  Loan
Transfer.


                  Reconstitution Agreement: The agreement or agreements entered into by the Seller and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Pass-Through Transfer as provided in Section 10.

                  Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Pass-Through Transfer pursuant to Section 10 hereof.

                  Record Date: With respect to each Remittance Date, the last Business Day of the month immediately preceding the month in which such Remittance Date occurs.

                  Refinanced Mortgage Loan: A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

                  Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ssss229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  Remittance Date: The 18th day of each month, beginning with the First Remittance Date, or if such day is not a Business Day, the first Business Day thereafter.

                  REO Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "Wachovia Mortgage Corporation, in trust for the Purchaser, as of [date of acquisition of title], Fixed and Adjustable Rate Mortgage Loans".

                  REO Disposition: The final sale by the Seller of any REO Property.

                  REO Disposition Proceeds:   Amounts  received by the Seller in
connection with an REO Disposition.

                  REO Property: A Mortgaged Property acquired by or on behalf of the Purchaser in full or partial satisfaction of the related Mortgage as described in Section 4.13.

                  Repurchase Price: With respect to any Mortgage Loan, a price equal to the then outstanding principal balance of the Mortgage Loan to be repurchased, plus accrued interest thereon at the Mortgage Interest Rate from the date to which interest had last been paid through the date of such repurchase, plus the amount of any outstanding advances owed to any servicer, and plus all costs and expenses incurred by the Purchaser or any servicer arising out of or based upon such breach, including without limitation costs and expenses incurred in the enforcement of the Seller's repurchase obligation hereunder, and plus, in the event a Mortgage Loan is repurchased during the first twelve (12) months following the related Closing Date and has not been placed in a Pass-Through Transfer, an amount equal to the Premium Percentage multiplied by the outstanding principal balance of such Mortgage Loan as of the date of such repurchase.

                  RESPA: Real Estate Settlement Procedures Act, as amended from time to time.

                  SAIF: The Savings Association Insurance Fund, or any successor thereto.

                  Scheduled Principal Balance: As to each Mortgage Loan and any date of determination, (i) the principal balance of such Mortgage Loan as of the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal (or advances in lieu thereof).

                  Second Lien Loan: A Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Seller of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of a Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Seller specifies the Mortgage Loan(s) to which such expenses relate, and provided further that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the Seller hereunder), (c) the management and liquidation of any REO Property, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage, (e) any expenses reasonably sustained by the Seller with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement and (f) compliance with the obligations under Section 4.08.

                  Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Seller for servicing the Mortgage Loans in accordance with the terms of this Agreement, which shall, for each month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Scheduled Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed, and shall be pro rated (based upon the number of days of the related month the Seller so acted as servicer relative to the number of days in that month) for each part thereof. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 4.05) of related Monthly Payments collected by the Seller, or as otherwise provided under Section 4.05.

                  Servicing Fee Rate: The per annum rate at which the Servicing Fee accrues, which rate with respect to each Mortgage Loan shall be as set forth in the related Purchase Price and Terms Letter.

                  Servicing File: With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-2 and copies of all documents for such Mortgage Loan specified in Exhibit A-1.

                  Servicing Officer: Any officer of the Seller involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.

                  Standard & Poor's:   Standard  &  Poor's  Rating  Services,  a
division  of The  McGraw-Hill  Companies  Inc.,  and its successors in interest.

                  Standard & Poor's Glossary:   The  Standard & Poor's LEVELS(R)
Glossary, as may be in effect from time to time.

                  Tax Service Contract: A transferable contract maintained for the Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

                  Underwriting Standards: As to each Mortgage Loan, the Seller's underwriting guidelines in effect as of the date of origination of such Mortgage Loan.

                  Whole Loan Transfer:  As defined in Section 10.01(a)(i).


                                 ARTICLE II

   SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF MORTGAGE LOAN DOCUMENTS

                  Section 2.01.  Agreement to Purchase.

                  The Seller agrees to sell and the Purchaser agrees to purchase on each Closing Date, pursuant to this Agreement and the related Purchase Price and Terms Letter, the Mortgage Loans being sold by the Seller and listed on the related Mortgage Loan Schedule, servicing rights retained, having an aggregate Scheduled Principal Balance in an amount as set forth in the related Purchase Price and Terms Letter, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on such Closing Date. The Seller shall deliver in an electronic format the Mortgage Loan Schedule for the Mortgage Loans to be purchased on such Closing Date to the Purchaser at least two (2) Business Days prior to such Closing Date.

                  Section 2.02.  Purchase Price.

                  The Purchase Price for the Mortgage Loans in a Mortgage Loan Package shall be equal to the sum of (a) the percentage of par as stated in the related Purchase Price and Terms Letter (subject to adjustment as provided therein), multiplied by the aggregate Scheduled Principal Balance of Mortgage Loans as of the related Cut-off Date listed on the related Mortgage Loan Schedule plus (b) accrued interest on the aggregate Scheduled Principal Balance as of the related Cut-off Date of the related Mortgage Loans at the weighted average Mortgage Loan Remittance Rate of such Mortgage Loans from the related Cut-off Date to but not including such Closing Date (the "Purchase Price"). If so provided in the related Purchase Price and Terms Letter, portions of each Mortgage Loan Package shall be priced separately.

                  The Purchase Price as set forth in the preceding paragraph for the Mortgage Loans in a Mortgage Loan Package shall be paid on the related Closing Date by wire transfer of immediately available funds.

                  With respect to each Mortgage Loan, the Purchaser shall be entitled to (1) the principal portion of all Monthly Payments due after the related Cut-off Date, (2) all other recoveries of principal and any Prepayment Penalties collected on or after the related Cut-off Date (provided, however, that the principal portion of all Monthly Payments and any Prepayment Penalties due on or before the related Cut-off Date and collected by the Seller or any successor servicer after the related Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans at the related Mortgage Loan Remittance Rate (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date). The Scheduled Principal Balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal due on or before the related Cut-off Date whether or not collected, together with any unscheduled Principal Prepayments collected prior to the related Cut-off Date; provided, however, that Monthly Payments for a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date. Such Monthly Payments shall be the property of the Purchaser. The Seller shall deposit any such Monthly Payments into the Custodial Account for remittance by the Seller to the Purchaser on the first related Remittance Date.

                  Section 2.03.  Servicing of Mortgage Loans.

                  On each Closing Date, the Mortgage Loans in the related Mortgage Loan Package will be sold by the Seller to the Purchaser on a servicing retained basis upon the execution and delivery of an Assignment and Conveyance in the form attached hereto as Exhibit E (the "Assignment and Conveyance").

                  Simultaneously with the execution and delivery of the related Assignment and Conveyance, for each Mortgage Loan Package, the Seller hereby agrees to service the Mortgage Loans listed on the Mortgage Loan Schedule in accordance with Accepted Servicing Practices and this Agreement. The rights of the Purchaser to receive payments with respect to the related Mortgage Loans shall be as set forth in this Agreement.

                  Section 2.04.  Examination of Mortgage Files.

                  In addition to the rights granted to the Purchaser under the related Purchase Price and Terms Letter to underwrite the Mortgage Loans and review the Mortgage Files prior to the Closing Date, the Seller shall, at the Purchaser's option prior to the related Closing Date (a) deliver to the Custodian in escrow, for examination with respect to each Mortgage Loan to be purchased on such Closing Date, the related Mortgage File, including the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the related Mortgage File available to the Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. Such examination may be made by the Purchaser or its designee at any reasonable time before or after the related Closing Date. If the Purchaser makes such examination prior to the related Closing Date and identifies any Mortgage Loans that do not conform to the terms of the related Purchase Price and Terms Letter or the Underwriting Standards, such Mortgage Loans may, at the Purchaser's option, be rejected for purchase by the Purchaser. If not purchased by the Purchaser, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of any Mortgage Loan Package without conducting any partial or complete examination. The fact that the Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successors') rights to demand repurchase or other relief or remedy provided for in this Agreement.

                   Section 2.05. Record Title and Possession of Mortgage Files; Maintenance of Servicing Files.

                  As of each Closing Date, the Seller will have sold, transferred, assigned, set over and conveyed to the Purchaser, without recourse, and the Seller hereby acknowledges that the Purchaser will have, all the right, title and interest of the Seller in and to the Mortgage Loans. In accordance with Section 2.07, the Seller shall deliver at its own expense, the Mortgage Files for the related Mortgage Loans to Purchaser or its designee. The possession of each Servicing File by the Seller is for the sole purpose of servicing the related Mortgage Loan. From each Closing Date, the ownership of each related Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Seller shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loans. Any portion of the Mortgage Files retained by the Seller shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.

                  In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at its own expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Purchaser in accordance with this Agreement by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the Purchaser of such Mortgage Loans. The Seller further agrees that it will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

                  Section 2.06.  Books and Records.

                  The sale of each Mortgage Loan will be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller and will be reflected on the Purchaser's balance sheet and other financial statements as a purchase by the Purchaser. The Seller shall maintain, a complete set of books and records for the Mortgage Loans sold by it which shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Seller and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Seller complies with the requirements of the Fannie Mae Guides.

                  Section 2.07.  Transfer of Mortgage Loans.

                  The Seller shall keep at its office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms of Section 11.12. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a properly executed Assignment, Assumption and Recognition Agreement in the form of Exhibit D with respect to such Mortgage Loan has been delivered to the Seller; provided, that, unless otherwise provided in the related Purchase Price and Terms Letter, in no event shall there be more than three (3) "Purchasers" pursuant to any Whole Loan Transfers or three (3) "Purchasers" pursuant to Pass-Through Transfers with respect to any Mortgage Loan Package. Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and, except as otherwise provided herein, the previous Purchaser shall be released from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

                  Section 2.08.  Delivery of Mortgage Loan Documents.

                  The Seller shall deliver and release to the Purchaser or its designee the Mortgage Loan Documents no later than two (2) Business Days prior to the related Closing Date pursuant to a bailee letter agreement. If the Seller cannot deliver the original recorded Mortgage Loan Documents within two (2) Business Days of the related Closing Date. The Seller shall provide the Purchaser, or its designee, with a copy, certified by the Seller, to be a true and complete copy of any original document submitted for recordation on or before the second Business Day prior to the related Closing Date. The Seller shall, promptly upon receipt thereof and in any case not later than 270 days from the related Closing Date, deliver such original recorded documents to the Purchaser or its designee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 270 days of the related Closing Date solely because such documents shall not have been returned by the appropriate recording office, the Seller shall deliver a recording receipt of such recording office, or, if such recording receipt is not available, an officer's certificate of a servicing officer of the Seller, confirming that such document has been accepted for recording and shall use its best efforts to deliver such document within twelve (12) months of the related Closing Date.

                  No later than three (3) days prior to the related Closing Date, the Seller shall provide a copy of the commitment for title insurance to the Purchaser or its designee.

                  Any review by the Purchaser or its designee of the Mortgage Files shall in no way alter or reduce the Seller's obligations hereunder.

                  To the extent received by it, the Seller shall forward to the Custodian, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two (2) weeks after their execution; provided, however, that the Seller shall provide the Purchaser, or its designee, with a copy, certified by the Seller as a true copy, of any such document submitted for recordation within two (2) weeks after its execution, and shall promptly provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within two (2) weeks of its return from the appropriate public recording office.

                  In the event the Seller does not comply with the delivery requirements set forth in this Section 2.08 and such noncompliance materially and adversely affects the Purchaser's interest in the Mortgage Loan, the Purchaser shall notify the Seller of such noncompliance, and the Seller shall correct or cure the related omission or defect within thirty (30) days of the receipt of such notice. If the Seller does not correct or cure such material and adverse omission or defect within such period, then the Seller shall repurchase such Mortgage Loan from the Purchaser within ten (10) Business Days after the expiration of such thirty (30) day period at the Repurchase Price.

                  Section 2.09.  Quality Control Procedures.

                  The Seller shall have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities. The program is to ensure that the Mortgage Loans are originated and serviced in accordance with Accepted Servicing Practices and the Underwriting Guidelines; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

                  Section 2.10.  Closing.

                  The closing for the purchase and sale of the Mortgage Loans shall take place on the related Closing Date. The closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

                  The closing for the Mortgage Loans to be purchased on the related Closing Date shall be subject to each of the following conditions:

                  (a) at least two (2) Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem or e-mail, a listing on a loan-level basis of the information contained in the Mortgage Loan Schedule;

                  (b) all of the representations and warranties of the Seller under this Agreement shall be materially true and correct as of the related Closing Date or, with respect to representations and warranties made as of a date other than the related Closing Date, as of such date, and no event shall have occurred which, with notice or the passage of time, would constitute a material default under this Agreement;

                  (c) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in
Section 2.11, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

                  (d)   the Seller shall   have  delivered  and  released to the
Custodian on or prior to the related Closing Date all documents required to be delivered and released pursuant to the terms of this Agreement; and

                  (e)   all other  terms  and  conditions of this Agreement, the
related  Purchase Price  and Terms  Letter  and the   related   Assignment   and
Conveyance shall have been materially complied with.

                  Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price pursuant to Section
2.02 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

                  Section 2.11.  Closing Documents.

                  (a) On or before the Initial Closing Date, the Seller shall submit to the Purchaser fully executed originals of the following documents:

                        (1)  this Agreement, in four counterparts;

                        (2) a Custodial Account Letter Agreement in the form attached as Exhibit B hereto;

                        (3) as Escrow Account Letter Agreement in the form attached as Exhibit C hereto;

                        (4)  a  Seller's   Officer's   Certificate,  in the form
         of  Exhibit G hereto, including all attachments hereto;

                        (5) an Opinion of Counsel to the Seller, substantially in the form of Exhibit H hereto; and

                        (6)  the Underwriting Standards.

                  (b)   The Closing   Documents  for  the Mortgage   Loans to be
purchased on each Closing Date shall consist of fully executed originals of the following documents:

                        (1)  the related Purchase Price and Terms Letter;

                        (2)  the related Mortgage Loan Schedule;

                        (3)  a   Custodian's    Trust   Receipt    and   Initial
         Certification, as required under the Custodial Agreement, in a form acceptable to the Purchaser;

                        (4)  a  Security  Release Certification,  in the form of
         Exhibit I hereto executed by any Person, as requested by the Purchaser, if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

                        (5) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable;

                        (6) any modifications, amendments or supplements to the Underwriting Standards following the Initial Closing Date; and

                        (7) an Assignment and Conveyance in the form of Exhibit E hereto.


                                   ARTICLE III
            REPRESENTATIONS AND WARRANTIES OF THE SELLER; REPURCHASE;
                            REVIEW OF MORTGAGE LOANS

                  Section 3.01.  Representations and Warranties of the Seller.

                  The Seller represents, warrants and covenants to the Purchaser and to any subsequent Purchaser that as of each Closing Date or as of such date specifically provided herein:

                  (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all licenses and approvals necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Seller by any such state, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement. No licenses or approvals obtained by the Seller are currently suspended by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension;

                  (b) The Seller has the full corporate power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance and to conduct its business as presently conducted; the Seller has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance, and any agreements contemplated hereby, and this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance and each Assignment of Mortgage to the Purchaser and any agreements contemplated hereby, constitute the legal, valid and binding obligations of the Seller, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors; and all requisite corporate action has been taken by the Seller to make this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance and all agreements contemplated hereby valid and binding upon the Seller in accordance with their respective terms;

                  (c) None of the execution and delivery of this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance will conflict with any of the terms, conditions or provisions of the Seller's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any material agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject;

                  (d) There is no litigation, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened, or any order or decree outstanding, which is reasonably likely to have a material adverse effect on the sale of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance, or which is reasonably likely to have a material adverse effect on the financial condition of the Seller;

                  (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, the related Purchase Price and Terms Letter and the related
Assignment and Conveyance, except for consents, approvals, authorizations and orders which have been obtained;

                  (f) The consummation of the transactions contemplated by this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (g) The Seller has not used selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Seller's portfolio at the Cut-off Date;

                  (h) The Seller will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

                  (i) The Seller is an approved seller/servicer of residential mortgage loans for Fannie Mae or Freddie Mac and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans. The Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws and regulations, meets the minimum capital requirements, if applicable, set forth by the OCC, and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac and no event has occurred which would make the Seller unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

                  (j) The Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement and the related Purchase Price and Terms Letter. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

                  (k) Neither this Agreement nor any information, statement, tape, diskette, form, report, or other document furnished or to be furnished by or on behalf of the Seller pursuant to this Agreement or any Reconstitution agreement or in connection with the transactions contemplated hereby (including any Pass-Through Transfer or Whole Loan Transfer) contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading;

                  (l) The Seller acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Seller, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

                  (m)   The   Seller    acknowledges    and   agrees   that  the
consideration received by it upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans;

                  (n) The Seller has delivered to the Purchaser financial statements as to its last two (2) complete fiscal years for which financial statements are available. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance;

                  (o) The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

                  (p) The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

                  Section 3.02. Representations and Warranties as to Individual Mortgage Loans.

                  The Seller hereby represents and warrants to the Purchaser and any subsequent Purchaser, as to each Mortgage Loan, as of the related Closing Date as follows:

                  (a) The information set forth in the Mortgage Loan Schedule, including any diskette or other related data tapes delivered to the Purchaser, is complete, true and correct;

                  (b) With respect to a First Lien Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note; (c) With respect to a Second Lien Loan, the Mortgage creates a second lien or a second priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note;

                  (d) All payments due on or prior to the related Cut-off Date for such Mortgage Loan have been made as of the related Closing Date, the Mortgage Loan is not delinquent thirty (30) days or more in payment and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; as to each Mortgage Loan, there has been no more than one thirty (30) day delinquency during the immediately preceding twelve-month period;

                  (e) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

                  (f) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the lien priority of the mortgage, and which have been delivered to the Custodian. No instrument of waiver, alteration or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

                  (g) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. Each Prepayment Penalty with respect to any Mortgage Loan is permissible, enforceable and collectible under applicable federal, state and local law;

                  (h) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement. Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                  (i) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing or disclosure laws and all predatory and abusive lending laws applicable to the origination and servicing of Mortgage Loans of a type similar to the Mortgage Loans and applicable to any Prepayment Penalty associated with the Mortgage Loan at origination, have been complied with in all material respects and the Seller shall deliver to the Purchaser, upon request, evidence of compliance with all such requirements;

                  (j) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

                  (k)   With  respect  to  any  First  Lien  Loan,  the  related
Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property and, with respect to any Second Lien Loan, the related Mortgage is a valid, subsisting, enforceable and perfected second lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first or second lien, as applicable, of the Mortgage subject only to (1) with respect to any Second Lien Loan, the related First Lien Loan, (2) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (a) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (b) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates (1) with respect to any First Lien Loan, a valid, subsisting, enforceable and perfected first lien and first priority security interest and (2) with respect to any Second Lien Loan, a valid, subsisting, enforceable and perfected second lien and second priority security interest, in each case, on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser;

                  (l) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors generally and the equitable remedy of specific performance and by general equitable principles. All parties to the Mortgage Note and the related Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the related Mortgage. The Mortgage Note and the related Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor, or, to Seller's knowledge, any builder or developer or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or related Mortgage;

                  (m) Except with respect to MERS Mortgage Loans, the Seller or its Affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Purchaser, the Seller will retain the Servicing File in trust for the Purchaser only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the related Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement. After the related Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement;

                  (n) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy (which, in the case of Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1), or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (k)
(1), (2), and (3) above) the Seller, its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of the Mortgage Loan (including, if the Mortgage Loan provides for Negative Amortization, the maximum amount of Negative Amortization in accordance with the Mortgage) and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reasons of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment and Negative Amortization provisions of the Mortgage Note. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

                  (o)   Except with  respect  to  Mortgage  Loans  less  than 30
days delinquent as of the related Closing Date, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor, to the Seller's knowledge, any prior mortgagee has waived any default, breach, violation or event permitting acceleration. With respect to each Second Lien Loan, (i) the First Lien Loan is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such first lien mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, (iv) either (a) the prior mortgage contains a provision which allows or (b) applicable law requires, the mortgagee under the Second Lien Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien mortgage, (v) the related first lien does not provide for or permit Negative Amortization under such first lien Mortgage Loan, and (vi) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;

                  (p) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage, which are not insured against by the title insurance policy referenced in paragraph (n) above;

                  (q) All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (n) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

                  (r) The Mortgage Loan was originated by or for the Seller. The Mortgage Loan complies with the terms, conditions and requirements of the Underwriting Standards in all material respects which underwriting standards satisfy the standards of prudent lenders in the secondary mortgage market and except as described in writing to the Purchaser prior to the related Closing Date, the standards of Fannie Mae and Freddie Mac. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac. The Mortgage Loan bears interest at the Mortgage Interest Rate set forth in the related Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                  (s) The Mortgaged Property is free of material damage and waste. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

                  (t) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption;

                  (u) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

                  (v) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to Fannie Mae or Freddie Mac, and such appraisal was signed prior to the final approval of the mortgage loan application by a Qualified Appraiser. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the financial institutions Reform, Recovery and Enforcement Act of 1989;

                  (w) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (b) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home
Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

                  (x) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (k) above and such collateral does not serve as security for any other obligation;

                  (y)   The Mortgage Loan does not contain "graduated   payment"
features; to the extent any Mortgage Loan is a Buydown Mortgage Loan:

                        (i) On or before the date of origination of such Mortgage Loan, the Seller and the Mortgagor, or the Seller, the Mortgagor and the seller of the Mortgaged Property or a third party entered into a Buydown Agreement. The Buydown Agreement provides that the seller of the Mortgaged Property (or third party) shall deliver to the Seller temporary Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on each Due Date in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payment due on such Mortgage Loan. The temporary Buydown Funds enable the
                  Mortgagor to qualify for the Buydown Mortgage Loan. The effective interest rate of a Buydown Mortgage Loan if less than the interest rate set forth in the related Mortgage Note will increase within the Buydown Period as provided in the related Buydown Agreement so that the effective interest rate will be equal to the interest rate as set forth in the related Mortgage Note. All Buydown Funds required to make the full payment of principal and interest under each Buydown Loan are in the Buydown Account held by the Seller in its capacity as servicer. The Buydown Mortgage Loan satisfies the requirements of the Underwriting Standards;

                        (ii) The Mortgage and Mortgage Note reflect the permanent payment terms rather than the payment terms of the Buydown Agreement. The Buydown Agreement provides for the payment by the Mortgagor of the full amount of the Monthly
                  Payment  on  any  Due  Date  that  the  Buydown  Funds are not available. The Buydown Funds were not used to reduce the original principal balance of the Mortgage Loan or to increase the Appraised Value of the Mortgage Property when calculating the Loan-to-Value Ratios for purposes of the Agreement;

                        (iii) The  Buydown  Funds  may  not  be  refunded to the
                  Mortgagor unless the Mortgagor makes a principal payment for the outstanding balance of the Mortgage Loan; and

                        (iv) As of the date of origination of the Mortgage Loan, the provisions of the related Buydown Agreement complied with the Underwriting Standards.

                  (z) The Mortgagor was not in bankruptcy or insolvent as of the date of origination of the Mortgage Loan and, is not in bankruptcy or insolvent as of the related Closing Date and the Mortgaged Property has not been subject to any bankruptcy or foreclosure proceeding;

                  (aa) Each Fixed Rate Mortgage Loan has an original term to maturity of not more than forty (40) years, with interest calculated and payable in arrears on the first day of each month in equal monthly installments of principal and interest. Except with respect to Interest Only Mortgage Loans, each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance of the Mortgage Loan fully by the stated maturity date, over an original term of not more than forty (40) years and to pay interest at the related Mortgage Interest Rate; provided, however, in the case of a Balloon Mortgage Loan, the Mortgage Loan matures at least seven (7) years after the first payment date thereby requiring a final payment of the outstanding principal balance prior to the full amortization of the Mortgage Loan. With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an Interest-Only Mortgage Loan, the interest-only period shall not exceed ten (10) years (or such other period specified on the Mortgage Loan Schedule) and following the expiration of such original principal balance over the remaining term of the Mortgage Loan and to pay interest at the related
Mortgage Interest Rate. No Mortgage Loan contains terms or provisions which would result in Negative Amortization;

                  (bb) If a Mortgage Loan has an LTV greater than 80%, the portion of the principal balance of such Mortgage Loan in excess of the portion of the Appraisal Value of the Mortgaged Property required by Fannie Mae, is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium. Except as set forth in the related Trade Confirmation, no Mortgage Loan is subject to a lender paid primary mortgage insurance policy;

                  (cc) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (dd) As to Mortgage Loans that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a mobile home, geodesic dome or any other property generally deemed unacceptable by Fannie Mae or Freddie Mac. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and, since the date of origination no portion of the Mortgaged Property has been used for commercial purposes, except as permitted under the Underwriting Standards;

                  (ee) Except with respect to Interest Only Mortgage Loans, principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with such Mortgage Loan;

                  (ff)  Reserved;

                  (gg) The Mortgaged Property is lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                  (hh) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the eligibility requirements of the Underwriting Standards;

                  (ii)  There  is  no  pending   action  or proceeding  directly
involving the Mortgaged Property in which compliance with any environmental law, rule or regulation pertaining to environmental hazards including, without limitation, asbestos, is an issue and to the Seller's knowledge, there is no violation of any environmental law, rule or regulation pertaining to environmental hazards including, without limitation, asbestos, with respect to the Mortgaged Property;

                  (jj) The related Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

                  (kk)  No  action  has been  taken or failed to be taken by the
Seller on or prior to the related Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

                  (ll) Each Mortgage Loan has been serviced by the Seller and any predecessor servicer in all material respects in compliance with the terms of the Mortgage Note and Accepted Servicing Practices;

                  (mm) No Mortgage Loan is secured by cooperative housing, commercial property or mixed use property;

                  (nn)  [Reserved;]

                  (oo)  [Reserved;]

                  (pp)  [Reserved;]

                  (qq) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

                  (rr) With respect to any ground lease to which a Mortgaged Property may be subject: (i) a true, correct and complete copy of the ground lease and all amendments, modifications and supplements thereto is included in the Servicing File, and the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all ground lease rents, additional rent, assessments and other charges reserved therein that have become due have been fully paid to the extent payable as of the related Closing Date;
(iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the related Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; (ix) the ground lease will not terminate earlier than five (5) years after the maturity date of the related Mortgage Loan; (x) the Purchaser has the right to cure defaults on the ground lease; (xi) the use of leasehold estates for residential properties is a widely accepted practice in the jurisdiction in which the Mortgage Property is located; (xii) the ground lease protects the mortgagee's interests in the event of a property condemnation; (xiii) the ground lease permits the mortgaging of the related Mortgage Property; (xiv) the ground lease is assignable or transferable; and (xv) the ground lease does not provide for termination of the lease in the event of lessee's default without the mortgagee being entitled to receive written notice of, and a reasonable opportunity to cure, the default;

                  (ss) With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the borrower and no claims will arise as to broker fees that are double charged and for which the borrower would be entitled to reimbursement;

                  (tt)  Each Mortgage  Loan  constitutes a "qualified  mortgage"
under  Section  860G(a)(3)(a)   of  the  Code and  Treasury  Regulations Section
1.860G-2(a)(1);

                  (uu) Except as provided in Section 2.07, the Mortgage Note, the Mortgage, the Assignment of Mortgage and the other documents set forth in Exhibit A-1 and required to be delivered on the related Closing Date have been delivered to the Purchaser or its designee;

                  (vv) To the Seller's knowledge, all information supplied by, on behalf of, or concerning the Mortgagor is true, accurate and complete and does not contain any statement that is or will be inaccurate or misleading in any material respect;

                  (ww) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans in the case of Adjustable Rate Mortgage Loans and fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans. The Seller shall maintain such statement in the Servicing File;

                  (xx) No Mortgage Loan had a Loan-to-Value Ratio or CLTV at the time of origination of more than 100%. No Second Lien Loan has an Equity LTV in excess of 100%;

                  (yy)  [Reserved;]

                  (zz) With respect to any Second Lien Loan, the Seller has not received notice of: (1) any proceeding for the total or partial condemnation of any Mortgaged Property, (2) any subsequent, intervening mortgage, lien, attachment, lis pendens or other encumbrance affecting any Mortgaged Property or (3) any default under any mortgage, lien or other encumbrance senior to each Mortgage;

                  (aaa) No Second Lien Loan is a "home equity line of credit";

                  (bbb) As of the Closing Date, the Seller has not received a notice of default of a First Lien Loan which has not been cured;

                  (ccc) No  Mortgage  Loan  provides for  Negative Amortization;

                  (ddd) No Mortgage Loan is a High Cost  Loan or  Covered  Loan.
No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA") or has an APR or total points and fees that are equal to or exceeds the HOEPA thresholds (as defined in 12 CFR 226.32 (a)(1)(i)(ii)) and no Mortgage Loan is in violation of any comparable state or local law. The Mortgaged Property is not located in a jurisdiction where a breach of this representation with respect to the related Mortgage Loan may result in additional assignee liability to the Purchaser, as determined by Purchaser in its reasonable discretion. No predatory or deceptive lending practices were employed in the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide;

                  (eee) With respect to any Mortgage Loan which is a Texas Home Equity Loan, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with;

                  (fff) The origination  and servicing practices with respect to
each  Mortgage   Note  and  Mortgage  have  been  legal  and  in accordance with
applicable   laws  and  regulations,  and in all  material respects  proper  and prudent in the mortgage origination and servicing business. With respect to escrow deposits and payments that the Seller is entitled to collect, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected and are being maintained in full compliance with applicable state and federal law and the provisions of the related Mortgage Note and Mortgage. As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Seller for any work on a Mortgaged Property which has not been completed. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

                  (ggg) No Mortgage Loan is a Convertible Mortgage Loan;

                  (hhh) With respect to each Adjustable Rate Mortgage Loan, the Mortgage Loan Documents provide that after the related first Interest Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage Loan Documents;

                  (iii) Any future advances made to the Mortgagor prior to the applicable Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien (as indicated on the Mortgage Loan Schedule) lien priority by a title insurance policy, an endorsement to the policy insuring the Mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                  (jjj) No  Mortgage  Loan  was  made  in  connection  with  the construction (other than a "construct-to-perm" loan which has become a permanent loan and construction has been completed) or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

                  (kkk) If applicable, with respect to each Mortgage, the Seller has within the last twelve (12) months (unless such Mortgage was originated within such twelve (12) month period) analyzed the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law;

                  (lll) As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Purchaser, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage;

                  (mmm) Each Mortgage Loan is covered by a paid in full, life of loan, Tax Service Contract issued by First American Real Estate Tax Service, and such contract is transferable;

                  (nnn) Each original Mortgage was recorded and  all  subsequent
assignments   of  the  original   Mortgage   (other  than  the assignment to the
Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

                  (ooo) No Mortgagor with respect to any Mortgage Loan originated on or after August 1, 2004 agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

                  (ppp) The Seller's parent has adopted an Anti-Money Laundering and Terrorist-Finance Policy (the "Policy") that requires the Seller to comply with applicable anti-money laundering law and regulations, including without limitation on the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws") and based upon the succeeding information the Seller believes that it is compliant with that Policy; the Seller has established an anti-money laundering compliance program as required by Policy, has procedure in place to conduct due diligence, based upon the Seller's risk assessment of the applicable Mortgagor, in connection with the origination of each Mortgage Loan for purposes of the Policy, including the verification of the identity of the applicable Mortgagor and, where required, the origin of the assets used by the said Mortgagor to purchase the property in question and has procedures, including record keeping procedures, in place to comply with Section 326 of the USA Patriot Act of 2001 and its implementing regulation 31 CFR 103.121 regarding the identity of the applicable Mortgagor. On or before the closing of any Mortgage Loan, the Seller conducts or causes to be conducted an OFAC screening of the Mortgagor to comply with regulations of the Office of Foreign Assets Control ("OFAC") of the United States Department of Treasury implementing certain United States laws and the executive orders issued under the authority of such laws; and thereafter Seller periodically re-screens or causes the re-screening of Mortgagors when the OFAC sanctioned parties lists are updated;

                  (qqq) The Seller is the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files with respect thereto in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

                  (rrr) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

                  (sss) No Mortgage Loan provides for interest payable on a simple interest basis;

                  (ttt) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory, abusive and fair lending laws;

                  (uuu) [Reserved;]

                  (vvv) No Mortgage Loan is secured by real  property or secured by a manufactured home located in the State of Georgia unless (x) such Mortgage Loan was originated prior to October 1, 2002 or after March 6, 2003, or (y) the property securing the Mortgage Loan is not, nor will be, occupied by the Mortgagor as the Mortgagor's principal dwelling. No Mortgage Loan is a "High Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"). Each Mortgage Loan that is a "Home Loan" under the Georgia Act complies with all applicable provisions of the Georgia Act. No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

                  (www) [Reserved;]

                  (xxx) No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, disability, accident, unemployment, or health insurance product) or debt cancellation agreement in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

                  (yyy) Each Mortgage Loan that is subject to a Prepayment Penalty as provided in the related Mortgage Note is identified on the related Mortgage Loan Schedule. With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the Mortgage Loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, to the borrower (e.g., such as rate or fee reduction); (ii) prior to the Mortgage Loan's origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium; (iii) the prepayment premium was adequately disclosed to the borrower pursuant to applicable state and federal law; (iv) no Mortgage Loan will impose a prepayment premium for a term in excess of three (3) years; and (v) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such prepayment premium in any instance when the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower's default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the Servicer to impose such premium;

                  (zzz) The Seller has and shall  in  its  capacity as servicer, for each Mortgage Loan, fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three (3) of the credit repositories), on a monthly basis unless such reporting is suspended due to the Servicemembers Civil Relief Act or an eligible disaster declaration;

                  (aaaa) No  Mortgagor   was  encouraged or required to select a
Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of loan application, the Mortgagor may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the Mortgagor's application to such affiliate for underwriting consideration. With respect to any Mortgage Loan, the Mortgagor was assigned the highest credit grade available with respect to a mortgage loan product offered by such Mortgage Loan's originator, based on a comprehensive assessment of risk factors, including the Mortgagor's credit history;

                  (bbbb) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective criteria which relate the borrower's income, assets and liabilities (except in the case of loan programs which do not require the borrower to report the borrower's income or assets, such as "no income, no assets" lending programs or which rely on the borrower's representation of the borrower's income, such as "stated income" lending programs) to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology determined that at the time of origination (application/approval) the borrower had the reasonable ability to make timely payments on the Mortgage Loan;

                  (cccc) No  Mortgagor  was charged  "points and fees"  (whether or not financed) greater than (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan. For purposes of this representation, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides and "points and fees" (i) include origination, underwriting, broker and finder fees and charges that the mortgagee imposed as a condition of making the Mortgage Loan, whether they are paid to the mortgagee or a third party, and (ii) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections), the cost of mortgage insurance or credit-risk price adjustments, the costs of title, hazard, and flood insurance policies, state and local transfer taxes or fees, escrow deposits for the future payment of taxes and insurance premiums, and other miscellaneous fees and charges that, in total, do not exceed 0.25% of the principal amount of such Mortgage Loan. All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation; and

                  (dddd) With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

                  (eeee) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

                  (ffff) The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, or cause the Mortgage Loan to become delinquent or adversely affect the value of the Mortgage Loan;

                  (gggg) If required pursuant to the Underwriting Standards, the source of the down payment with respect to each Mortgage Loan has been fully verified by the Seller;

                  (hhhh) Each Mortgage Loan is covered by a Flood Zone Service Contract which is assignable to the Purchaser or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the Seller agrees to purchase such Flood Zone Service Contract;

                  (iiii) No predatory, abusive, or deceptive lending practices, including but not limited to, the extension of credit to a Mortgagor without regard for the Mortgagor's ability to repay the Mortgage Loan and the extension of credit to a Mortgagor which has no apparent benefit to the Mortgagor, were employed in connection with the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of the Fannie Mae Guides;

                  (jjjj) Unless otherwise specified in the related Purchase Price and Terms Letter or the related Mortgage Loan Schedule, the debt-to-income ratio of the related Mortgagor was not greater than 55% at the origination of the related Mortgage Loan;

                  (kkkk) The Mortgage Loan complies with all applicable consumer credit statutes and regulations, including, without limitation, the respective Uniform Consumer Credit Code laws in effect in Alabama, Colorado, Idaho, Indiana, Iowa, Kansas, Maine, Oklahoma, South

Carolina, Utah, West Virginia and Wyoming, has been originated by a properly licensed entity, and in all other respects, complies with all of the material requirements of any such applicable laws;

                  (llll) The Mortgage Loan was not prepaid in full prior to the Closing Date and the Seller has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date;

                  (mmmm) No Mortgage Loan is a "High-Cost" loan as defined under the New York Banking Law Section 6-1, effective as of April 1, 2003;

                  (nnnn) No Mortgage Loan (a) is secured by property located in the State of New York; (b) had an unpaid principal balance at origination of $300,000 or less, and (c) has an application date on or after April 1, 2003, the terms of which Mortgage Loan equal or exceed either the APR or the points and fees threshold for "high-cost home loans", as defined in Section 6-1 of the New York State Banking Law;

                  (oooo) No Mortgage Loan is a "High Cost Home Loan" as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 or
2003);

                  (pppp) No Mortgage Loan is a "High Cost Home Loan" as defined in the Kentucky high-cost loan statute effective June 24, 2003 (Ky. Rev. Stat.
Section 360.100);

                  (qqqq) No Mortgage Loan secured by property located in the State of Nevada is a "home loan" as defined in the Nevada Assembly Bill No. 284;

                  (rrrr) No Mortgage Loan is a "manufactured housing loan" or "home improvement home loan" pursuant to the New Jersey Home Ownership Act. No Mortgage Loan is a "High-Cost Home Loan" or a refinanced "Covered Home Loan," in each case, as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et seq.);

                  (ssss) No Mortgage Loan is a subsection 10 mortgage under the Oklahoma Home Ownership and Equity protection Act;

                  (tttt) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. ssss 58-21A-1 et seq.);

                  (uuuu) No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

                  (vvvv) No Loan that is secured by property located within the State of Maine meets the definition of a (i) "high-rate, high-fee" mortgage loan under Article VIII, Title 9-A of the Maine Consumer Credit Code or
(ii) "High-Cost Home Loan" as defined under the Maine House Bill 383 L.D. 494, effective as of September 13, 2003;

                  (wwww) With respect to any Loan for which a mortgage loan application was submitted by the Mortgagor after April 1, 2004, no such Loan secured by Mortgaged Property in the State of Illinois which has a Loan Interest Rate in excess of 8.0% per annum has lender-imposed fees (or other charges) in excess of 3.0% of the original principal balance of the Loan;

                  (xxxx) No Mortgage Loan is a "High-Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C). No Mortgage Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term "borrower" is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House Bill 4880 (2004)) unless either (1) (a) the related Mortgage Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Mortgage Loans) did or would not exceed by more than 2.25% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Mortgage Loan is an "open-end home loan" (as such term is used in the Massachusetts House Bill 4880
(2004)) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the Prime rate index as published in The Wall Street Journal plus a margin of one percent, or (2) such Mortgage Loan is in the "borrower's interest," as documented by a "borrower's interest worksheet" for the particular Mortgage Loan, which worksheet incorporates the factors set forth in Massachusetts House Bill 4880 (2004) and the regulations promulgated thereunder for determining "borrower's interest," and otherwise complies in all material respects with the laws of the Commonwealth of Massachusetts;

                  (yyyy) No Loan is a "High Cost Home Loan" as defined by the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. ssss 24-9-1 et seq.);

                  (zzzz) The Mortgagor has not made or caused to be made any payment in the nature of an "overage" or "yield spread premium" to a mortgage broker or a like Person which has not been fully disclosed to the Mortgagor;

                  (aaaaa) The sale or transfer of the Mortgage Loan by the Seller complies with all applicable federal, state, and local laws, rules, and regulations governing such sale or transfer, including, without limitation, the Fair and Accurate Credit Transactions Act ("FACT Act") and the Fair Credit Reporting Act, each as may be amended from time to time, and the Seller has not received any actual or constructive notice of any identity theft, fraud, or other misrepresentation in connection with such Mortgage Loan or any party thereto;

                  (bbbbb) With respect to each MERS Mortgage Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded, or has been delivered for recording to the applicable recording office;

                  (ccccc) With respect to each MERS Mortgage Loan, Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS; and

                  (ddddd) Each Mortgage Loan originated on or after September 1, 2006, secured by property located within the Cook County, Illinois anti-predatory lending Pilot Program area (i.e., ZIP Codes 60620, 60621, 60623, 60628, 60629, 60632, 60636, 60638, 60643 and 60652) complies with the recording requirements outlined in Illinois House Bill 4050 and Senate Bill 304 effective September 1, 2006.

                  Section 3.03.  Repurchase; Substitution.

                  It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans and delivery of the Mortgage File to the Purchaser, or its designee, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination, or lack of examination, of any Mortgage Loan Document. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the others. The Seller shall have a period of sixty (60) days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach. Notwithstanding the above sentences, within sixty (60) days after the earlier of either discovery by, or notice to, the Seller of any breach of the representations or warranties set forth in clause (ttt) through (dddd) of Section 3.02, any breach of which shall automatically be deemed to materially and adversely affect the value of the Mortgage Loan and the interest of the Purchaser therein, the Seller shall repurchase such Mortgage Loan at the Repurchase Price. The Seller hereby covenants and agrees that (except as provided in the previous sentence with respect to certain breaches for which no substitution is permitted) if any such breach is not corrected or cured within such sixty (60 day period, the Seller shall, at the Purchaser's option, either repurchase such Mortgage Loan at the Repurchase Price or substitute a mortgage loan for the defective Mortgage Loan as provided below. In the event that any such breach shall involve any representation or warranty set forth in Section 3.01, and such breach is not cured within sixty (60) of the earlier of either discovery by or notice to the Seller of such breach, all affected Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Seller at the Repurchase Price. Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price.

                  If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Seller shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

                  If the Seller is required to repurchase any Mortgage Loan pursuant to this Section 3.03 as a result of a breach of any of the representations and warranties set forth in

Section 3.02, the Seller may, with the Purchaser's prior consent, which consent shall not be unreasonably withheld, within 120 days from the related Closing Date, remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan. Any substitute Mortgage Loan shall
(a) have a principal balance at the time of substitution not in excess of the principal balance of the defective Mortgage Loan (the amount of any difference, plus one (1) month's interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the Seller and deemed to be a Principal Prepayment to be deposited by the Seller in the Custodial Account),
(b) have a Mortgage Interest Rate not less than, and not more than one (1) percentage point greater than, the Mortgage Interest Rate of the removed Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one (1) year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) have a Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan, (e) with respect to any Second Lien Loan, have an Equity Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan, (f) have the same lien priority as that of the removed Mortgage Loan, (g) conform to each representation and warranty contained in this Agreement and described in Section 3.02 as of the date of substitution, (h) be the same type of mortgage loan (i.e. fixed or adjustable rate with the same Gross Margin and Index as the removed Mortgage
Loan), (i) be covered under a Primary Mortgage Insurance Policy if such substitute mortgage loan has a Loan-to-Value Ratio in excess of 80% and (j) have the same Due Date as the Due Date on the removed Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more removed Mortgage Loans, the amounts described in clause (a) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (b) hereof shall be determined on the basis of weighted average Mortgage Interest Rates and shall be satisfied as to each such mortgage loan, the terms described in clause (c) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios, and in the case of second lien Mortgage Loans the Equity Loan-to-Value Ratios described in clauses (d) and
(e) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (g) hereof must be satisfied as to each substitute Mortgage Loan or in the aggregate, as the case may be.

                  As to any removed Mortgage Loan for which the Seller substitutes a substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser for such substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are set forth in Exhibit A-1 hereto, with the Mortgage Note endorsed as required therein. The Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such removed Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such removed Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such removed Mortgage Loan from the terms of this Agreement and the substitution of the substitute Mortgage Loan. Upon such substitution, such substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 3.01 and 3.02.

                  It is understood and agreed that the obligation of the Seller set forth in this Section 3.03 to cure, repurchase or substitute for a defective Mortgage Loan, and to indemnify Purchaser pursuant to Section 7.01, constitutes the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. If the Seller fails to repurchase or substitute for a defective Mortgage Loan in accordance with this Section 3.03, or fails to cure a defective Mortgage Loan to Purchaser's reasonable satisfaction in accordance with this Section 3.03, or to indemnify Purchaser pursuant to Section 7.01, that failure shall, upon compliance by the Purchaser with the next to the last paragraph of this Section 3.03, be an Event of Default and the Purchaser shall be entitled to pursue all available remedies. No provision of this paragraph shall affect the rights of the Purchaser to terminate this Agreement for cause, as set forth in Sections 8.01 and 9.01.

                  Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) the earlier of discovery of such breach by the Seller or notice thereof by the Purchaser to the Seller,
(ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

                  In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may, in connection with any repurchase or substitution of a defective Mortgage Loan pursuant to this Section 3.03, require that the Seller deliver, at the Seller's expense, an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

                  Section 3.04.  Purchase Price Protection.

                  With respect to any Mortgage Loan that prepays in full within sixty (60) days following the related Closing Date, the Seller shall reimburse the Purchaser the amount which is the greater of (i) the amount (if any) by which the Purchase Price paid by the Purchaser to the Seller exceeded 100% of the outstanding scheduled principal balance of the Mortgage Loan as of the related Cut-off Date, and (ii) the related Prepayment Penalty within thirty (30) days of such payoff. Upon any assignment of a Mortgage Loan and/or this Agreement, the Purchaser may at its option retain its rights under this Section
3.04 notwithstanding such assignment.

                  Section 3.05. Repurchase of Mortgage Loans With First Payment Defaults.

                  If a Mortgagor is thirty (30) days or more delinquent with respect to the first Monthly Payment due to the Purchaser on the related Mortgage Loan immediately following the related Closing Date, the Seller, at the Purchaser's option, shall promptly repurchase such

Mortgage Loan from the Purchaser within thirty (30) calendar days' of receipt of written notice from the Purchaser. Any repurchase pursuant to this Section
3.05 shall be effected in accordance  with the  procedures  set forth in Section
3.03 hereof, and any such repurchase shall be made at the Repurchase Price.


                                   ARTICLE IV
               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

                  Section 4.01.  The Seller to Act as Servicer.

                  The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices, and shall have full power and authority, acting alone or through subservicers or agents, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices. The Seller shall service and administer the Mortgage Loans through the exercise of the same care that it customarily employs for its own account. The Seller may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder. The Seller shall be responsible for any and all acts of any such agent, independent contractor or Affiliate. Notwithstanding anything to the contrary, the Seller may delegate any of its duties under this Agreement to one or more of its Affiliates without regard to any of the requirements of this Section; provided, however, that the Seller shall not be released from any of its responsibilities hereunder by virtue of such delegation.

                  Except as set forth in this Agreement, the Seller shall service the Mortgage Loans in compliance with the servicing provisions of the Fannie Mae Guides (special servicing option), which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of mortgage impairment insurance, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, the title, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Files, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guides, the provisions of this Agreement shall control and be binding upon the Purchaser and the Seller.

                  Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Seller has obtained the prior written consent of the Purchaser, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of any principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal), make any future advances or extend the final maturity date, as the case may be, with respect to such Mortgage Loan. In the event of any such modification that permits the deferral of interest or principal payments on any Mortgage Loan, the Seller shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04, the difference between (a) the otherwise scheduled Monthly Payment and (b) the amount paid by the Mortgagor. The Seller shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered by the Purchaser when the Seller believes it appropriate and reasonable in its best judgment, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Purchaser pursuant to the provisions of Section 4.13. Notwithstanding anything herein to the contrary, the Seller may not enter into a forbearance agreement or similar arrangement with respect to any Mortgage Loan which runs more than 180 days after the first delinquent Due Date without the prior consent of the Purchaser. Any such agreement shall be approved by any applicable holder of a Primary Mortgage Insurance Policy, if required.

                  The Seller is authorized and empowered by the Purchaser, in its own name, when the Seller believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Purchaser, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Purchaser and its successors and assigns.

                  Unless a different time period is stated in this Agreement, the Purchaser shall be deemed to have given consent in connection with a particular matter if the Purchaser does not affirmatively grant or deny consent within five (5) Business Days from the date the Purchaser receives a written request for consent for such matter from the Seller.

                  The Seller shall accurately and fully report its borrower credit files related to the Mortgage Loans to Equifax, Transunion and Experian on a monthly basis.

                  Section 4.02.  Collection of Mortgage Loan Payments.

                  Continuously from the date hereof until the date each Mortgage Loan ceases to be serviced subject to this Agreement, the Seller will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Accepted Servicing Practices, and the terms and provisions of related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Seller will take special care in ascertaining and estimating annual escrow payments, and all other charges that, as provided in the Mortgage, will become due and payable, so that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

                  The Seller shall not waive any Prepayment Penalty with respect to any Mortgage Loan which contains a Prepayment Penalty which prepays during the term of the charge. If the Seller fails to collect the Prepayment Penalty to which the Purchaser is entitled pursuant to the terms of this Agreement and the related Purchase Price and Terms Letter upon any prepayment of any Mortgage Loan which contains a Prepayment Penalty, the Seller shall pay the Purchaser at such time (by deposit to the Custodial Account) an amount equal to amount of the Prepayment Penalty which was not collected. Notwithstanding the above, the Seller may waive (and shall waive, in the case of (v) below) a Prepayment Penalty without paying the Purchaser the amount of the Prepayment Penalty (i) if the Mortgage Loan is in default (defined as 61 days or more delinquent) and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan, (ii) if the prepayment is not a result of a refinancing by the Seller or any of its affiliates and the Mortgage Loan is foreseen to be in default and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan, (iii) if the collection of the Prepayment Penalty would be in violation of applicable laws, (iv) if the collection of such Prepayment Penalty would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters and (v) notwithstanding any state or federal law to the contrary, any instance when a Mortgage Loan is in foreclosure. The Seller hereby acknowledges that for the purposes of the preceding sentence, (i) the law applicable to the enforcement of prepayment penalties and charges is the law applicable to the related originator of the Mortgage Loans and (ii) state laws prohibiting or limiting prepayment penalties or charges are preempted and thereby inapplicable if the related originator of the mortgage loans is a federal association or federal bank or an operating subsidiary of such institution. In the event the Seller determines that (i) the foregoing acknowledgement is no longer accurate and (ii) applicable state law would prevent it from fully enforcing prepayment penalties or charges, the Seller shall (i) provide prompt notice to such effect to the Purchaser and (ii) provide a written opinion of counsel from a nationally recognized law firm experienced in regulatory matters concluding that fully enforcing prepayment penalties or charges would violate applicable law.

                  Section 4.03.  Realization Upon Defaulted Mortgage Loans.

                  The Seller shall use commercially reasonable efforts, consistent with the procedures that the Seller would use in servicing loans for its own account, Accepted Servicing Practices, any Primary Mortgage Insurance and the best interest of Purchaser, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. Foreclosure or comparable proceedings shall be initiated pursuant to Fannie Mae guidelines and applicable state law with respect to Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments. The Seller shall use its best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which the Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Seller through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such actions as it shall deem to be in the best interest of the Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more, the Seller shall commence foreclosure proceedings and shall notify the Purchaser in writing (which may be by electronic mail) of the commencement of foreclosure proceedings. The Seller shall be responsible for all costs and expenses incurred by it in any such proceedings or functions; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 4.05. Notwithstanding anything to the contrary contained herein, with respect to any Mortgage Loan as to which the Seller has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Seller shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Seller has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                        (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                        (2)   there  are  no  circumstances    present  at  such
             Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are
             present   for which such action  could  be  required,  that it
             would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

                  The cost of the environmental audit report contemplated by this Section 4.03 shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Custodial Account as provided in Section 4.05(ix).

                  If the Seller determines, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Seller shall take such action as it deems to be in the best economic interest of the Purchaser. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Custodial Account as provided in Section 4.05(ix).

                  Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied in the following order of priority; first, to reimburse the Seller for any related unreimbursed Servicing Advances, pursuant to Section 4.05(iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Remittance Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Seller as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Seller pursuant to Section 4.05(iii).

                  In the event that a Mortgage Loan becomes part of a REMIC, and becomes REO Property, such property shall be disposed of by the Seller, with the consent of the Purchaser as required pursuant to this Agreement, within three
(3) years after becoming an REO Property, unless the Seller provides to the trustee under such REMIC an opinion of counsel to the effect that the holding of such REO Property subsequent to three (3) years after its becoming REO Property, will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding. The Seller shall manage, conserve, protect and operate each such REO Property for the certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC provisions of the Code. Pursuant to its efforts to sell such property, the Seller shall either itself or through an agent selected by the Seller, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located. Additionally, the Seller shall provide the Purchaser or any master servicer with information sufficient to perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code.

                  Section 4.04. Establishment of Custodial Accounts; Deposits in Custodial Accounts.

                  The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts with a commercial bank, a savings bank or a savings and loan association (which may be a depository Affiliate of the Seller) which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible depository institution for custodial accounts. Each Custodial Account shall be an Eligible Account. Funds deposited in a Custodial Account may be drawn on in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto. The original of such letter agreement shall be furnished to the Purchaser on the initial Closing Date, and upon the request of any subsequent purchaser.

                  The Seller shall deposit in the Custodial Account on a daily basis, within two (2) Business Days of receipt thereof, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

                        (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                        (ii)  all  payments  on  account   of  interest  on  the
                  Mortgage  Loans adjusted to the Mortgage Loan Remittance Rate;

                        (iii) all Liquidation Proceeds;

                        (iv) any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Section 4.13;

                        (v) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08,4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

                        (vi)  all  Condemnation Proceeds affecting any Mortgaged
                  Property which are not released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

                        (vii) any Monthly Advances;

                        (viii) Compensating  Interest, if any, for the month  of
                  distribution. Such deposit shall be made from the Seller's own funds, without reimbursement therefor;

                        (ix) all proceeds of any Mortgage Loan repurchased in accordance with Sections 3.03 and all amounts required to be deposited by the Seller in connection with short falls in principal amount of substitute mortgage loans pursuant to
                  Section 3.03;

                        (x) any amounts required to be deposited by the Seller pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Seller's own funds, without reimbursement therefor;

                        (xi)  any  amounts   required   to  be  deposited in the
                  Custodial Account pursuant to Sections 4.01 6.01 or 6.02; and

                        (xii) an  amount  from  the  Buydown  Account  that when
                  added to the Mortgagor's payment will equal the full monthly amount due under the related Mortgage Note.

                  The  foregoing  requirements  for  deposit  in  the  Custodial
Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary fees, to the extent permitted by
Section 6.01, need not be deposited by the Seller in the Custodial Account.

                  The Seller may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Seller for the benefit of the Seller, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (a) any investment in the Eligible Institution with which the Custodial Account is maintained may mature on such Remittance Date and (b) any other investment may mature on such Remittance Date if the Seller shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Purchaser) and shall not be sold or disposed of prior to maturity. Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Seller and shall be subject to withdrawal by the Seller from the Custodial Account pursuant to Section 4.05(iv). The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Seller out of its own funds immediately as realized.

                  If the balance on deposit in the Custodial Account exceeds $75,000 as of the commencement of business on any Business Day and the Custodial Account constitutes an Eligible Account solely pursuant to clause (i) or (ii) of the definition of Eligible Account, the Seller shall, on or before twelve o'clock noon Eastern time on such Business Day, withdraw from the Custodial Account any and all amounts payable to the Purchaser and remit such amounts to the Purchaser by wire transfer of immediately available funds.

                  Section 4.05.  Permitted   Withdrawals   From    the Custodial
Account.

                  The Seller may, from time to time, withdraw from the Custodial Account for the following purposes:

                        (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

                        (ii) to reimburse itself for Monthly Advances, the Seller's right to reimburse itself pursuant to this subclause
                  (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fee) of principal and/or interest respecting which any such advance was made, it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Section 3.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such Section and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                        (iii) to reimburse  itself for  unreimbursed   Servicing
                  Advances and any unpaid Servicing Fees, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and REO Disposition Proceeds;

                        (iv) to pay to itself as part of its servicing compensation: (a) any interest earned on funds or any investment earnings in the Custodial Account net of any losses on such investments (all such amounts to be withdrawn monthly not later than each Remittance Date), and (b) to the extent not otherwise retained, the Servicing Fee from that portion of any payment or recovery as to interest with respect to a particular Mortgage Loan;

                        (v) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

                        (vi)  to  reimburse  itself  for  unreimbursed   Monthly
                  Advances and Servicing Advances to the extent not fully reimbursed pursuant to Section 4.05(ii) or (iii) above;

                        (vii) to transfer  funds to another  Eligible Account in
                  accordance with Section 4.09 hereof;

                        (viii) to  remove funds   inadvertently  placed  in  the
                  Custodial Account by the Seller or for which amounts previously deposited are returned unpaid by the related Mortgagor's banking institution; and

                        (ix) to pay, or to reimburse the Seller for advances in respect of expenses incurred in connection with any Mortgage Loan pursuant to Section 4.03, but only to the extent of amounts received in respect of the Mortgage Loans to which such expense is attributable; and

                        (x) to clear and terminate the Custodial Account upon the termination of this Agreement.

                  Section 4.06. Establishment of Escrow Accounts; Deposits in Accounts.

                  The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Each Escrow Account shall be an Eligible Account. Funds deposited in the Escrow Account may be


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


drawn on by the Seller in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit C. The original of such letter agreement shall be furnished to the Purchaser on the initial Closing Date, and upon request to any subsequent purchaser.

                  The Seller shall deposit in the Escrow Account or Accounts on a daily basis, within two (2) Business Days of receipt thereof, and retain therein:

                        (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

                        (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

                        (iii) all Servicing Advances for Mortgagors whose Escrow
                  Payments are insufficient to cover escrow disbursements.

                  The Seller shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.07. The Seller shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that such Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

                  Section 4.07.  Permitted Withdrawals From the Escrow Account.

                  Withdrawals from the Escrow Account may be made by the Seller only:

                        (i) to effect timely payments of ground rents, taxes, assessments, water rates, Primary Mortgage Insurance Policy premiums, if applicable, fire and hazard insurance premiums, condominium assessments and comparable items for the related Mortgage;

                        (ii) to reimburse the Seller for any Servicing Advance made by the Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

                        (iii) to  refund to the  Mortgagor any funds as  may  be
                  determined to be overages;

                        (iv)  for  transfer  to   the   Custodial   Account  in
                  accordance with the terms of this Agreement;

                        (v) for application to restoration or repair of the Mortgaged Property;


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


                        (vi) to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                        (vii) to clear and terminate the  Escrow  Account on the
                  termination of this Agreement;

                        (viii) to   pay   to   the   Mortgagors or other parties
                  Insurance Proceeds deposited in accordance with Section 4.06;

                        (ix) to remove funds inadvertently placed in the Escrow Account by the Seller or for which amounts previously deposited are returned unpaid by the related Mortgagor's banking institution;

                        (x)   to remit to the Purchaser payments on account   of
                  Buydown Funds, as applicable.

                  Section 4.08.  Payment  of  Taxes,  Insurance   and   Charges;
Maintenance of Primary Mortgage Insurance; Collections Thereunder.

                  With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums (if any) and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments subject to its ability to recover such Servicing Advances pursuant to Sections 4.05(ii), (iii) and (vi). Notwithstanding the foregoing, if the Seller reasonably determines that any such Servicing Advance would not be recoverable from amounts collected on the related Mortgage Loan, the Seller shall have no obligation to make such Servicing Advance. Any such determination shall be evidenced by an Officer's Certificate delivered to the Purchaser indicating the reasons therefor.

                  The Seller  will  maintain  in full  force and effect  Primary
Mortgage Insurance Policies issued by a Qualified Insurer with respect to each Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the Loan-to-Value ratio of the related Mortgage Loan is reduced to the amount for which Fannie Mae no longer requires such insurance to be maintained. The Seller will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect on the related Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is obtained from and maintained with a Qualified Insurer. The Seller shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Seller would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Seller shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

                  In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted First Lien Loan. Pursuant to Section 4.04, any amounts collected by the Seller under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

                  Section 4.09.  Transfer of Accounts.

                  The Seller may transfer a Custodial Account, Buydown Account or an Escrow Account to a different Eligible Account from time to time. Such transfer shall be made only upon obtaining the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

                  Section 4.10.  Maintenance of Hazard Insurance.

                  The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is acceptable to Fannie Mae or Freddie Mac and customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan shall be covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with an insurance carrier acceptable to Fannie Mae or Freddie Mac, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan and
(iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Seller determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Seller shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if the related Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Seller shall immediately force place the required flood insurance on the Mortgagor's behalf. The Seller shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Accepted Servicing Practices, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
4.05. It is understood and agreed that no other additional insurance need be required by the Seller or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement, the Fannie Mae Guides or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller and its successors and/or assigns and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Seller. The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.

                  Section 4.11. Maintenance of Mortgage Impairment Insurance Policy.

                  In the event that the Seller (or an Affiliate of the Seller) shall obtain and maintain a blanket policy issued by an issuer acceptable to Fannie Mae or Freddie Mac insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and shall use commercially reasonable efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.


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


                  Section 4.12. Maintenance of Fidelity Bond and Errors and Omissions Insurance.

                  The Seller shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond shall be in the form of a mortgage banker's blanket bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement and fraud of such persons. The errors and omissions insurance shall protect and insure the Seller against losses arising out of errors and omissions and negligent acts of such persons. Such errors and omissions insurance shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond or errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Guides. The Seller shall deliver to the Purchaser a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall cause to be delivered to the Purchaser a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser. Upon request by the Purchaser, the Seller shall provide the Purchaser with an insurance certificate certifying coverage under this Section 4.12, and will provide an update to such certificate upon request, or upon renewal or material modification of coverage.

                  Section 4.13.  Title,   Management  and   Disposition  of  REO
Property.

                  In the event that title to the Mortgaged Property is acquired in foreclosure, by deed in lieu of foreclosure or other method resulting in full or partial satisfaction of the related Mortgage, the deed or certificate of sale shall be taken in the name of the Purchaser or its designee, or in the event the Purchaser or its designee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller, at the expense of the Purchaser, from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

                  The Seller shall notify the Purchaser in accordance with the Fannie Mae Guides of each acquisition of REO Property upon such acquisition, and thereafter assume the responsibility for marketing such REO Property in accordance with Accepted Servicing Practices. Thereafter, the Seller shall continue to provide certain administrative services to the Purchaser relating to such REO Property as set forth in this Section 4.13.

                  The Seller shall, either itself or through an agent selected by the Seller, and in accordance with the Fannie Mae Guides manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, the Seller shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt of such REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(b) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as required by the circumstances. The Seller shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall be forwarded, upon reasonable request, by the Seller to the Purchaser.

                  The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two (2) years after title has been taken to such REO Property, unless the Seller determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a longer period than two (2) years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller shall be entitled to immediate reimbursement from the Purchaser for any related unreimbursed Servicing Advances. The disposition of REO Property shall be carried out by the Seller at such price, and upon such terms and conditions, as the Seller deems to be in the best interests of the Purchaser. The Seller shall update the Purchaser from time-to-time as to the status of each REO Property. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Seller provides to the trustee under such REMIC an opinion of counsel to the effect that the holding of such REO Property subsequent to the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding. Seller shall manage, conserve, protect and operate each such REO Property for the certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of
Section 860F(a)(2)(E) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC provisions of the Code. Pursuant to its efforts to sell such property, the Seller shall either itself or through an agent selected by Seller, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located. Additionally, Seller shall perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code.

                  With respect to each REO Property, the Seller shall segregate and hold all funds collected and received in connection with the operation of the REO Property, to the extent such REO Property produces income, separate and apart from its own funds or general assets and shall establish and maintain a separate REO Account for each REO Property in the form of a non-interest bearing demand account, unless an Opinion of Counsel is obtained by the Seller to the effect that the classification as a grantor trust or REMIC for federal income tax purposes of the arrangement under which the Mortgage Loans and the REO Property is held will not be adversely affected by holding such funds in another manner. Each REO Account shall be established with the Seller or, with the prior consent of the Purchaser, with a commercial bank, a mutual savings bank or a savings association. The creation of any REO Account shall be evidenced by a letter agreement substantially in the form of the Custodial Account Letter Agreement attached as Exhibit B hereto. An original of such letter agreement shall be furnished to any Purchaser upon request.

                  The Seller shall deposit or cause to be deposited, on a daily basis in each REO Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 hereof and the fees of any managing agent acting on behalf of the Seller. The Seller shall not be entitled to retain interest paid or other earnings, if any, on funds deposited in such REO Account. On or before each Remittance Date, the Seller shall withdraw from each REO Account and deposit into the Custodial Account the net income from the REO Property on deposit in the REO Account.

                  The Seller shall furnish to the Purchaser on each Remittance Date, an operating statement for each REO Property covering the operation of each REO Property. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request. Together with such statement, the Seller shall furnish to the Purchaser a statement covering the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.

                  Each REO Disposition shall be carried out by the Seller at such price and upon such terms and conditions as the Seller deems to be in the best interest of the Purchaser. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller, upon an REO Disposition of such REO Property, shall be entitled to reimbursements for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Seller as provided above, shall be deposited in the REO Account and shall be transferred to the Custodial Account on the Remittance Date in the month following receipt thereof for distribution on the succeeding Remittance Date in accordance with Section 5.01.

                  Section 4.14.  Notification of Maturity Date.

                  With respect to each Mortgage Loan, the Seller shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date if required under applicable law.

                  Section 4.15.  Establishment  of   and   Deposits   to Buydown
Account.

                  (a)   The Seller shall segregate and hold  all  Buydown  Funds
collected and received pursuant to the Buydown Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Buydown Accounts, in the form of time deposit or demand accounts, titled "Wachovia Mortgage Corporation, in trust for the Purchaser, its successors or assigns, and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors." The Buydown Accounts shall be established with an Eligible Account, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten (10) days thereof, the Seller shall provide the Purchaser with written confirmation of the existence of such Buydown Account. Funds deposited in the Buydown Account may be drawn on by the Seller in accordance with this Section 4.15.

                  (b) The Seller shall, from time to time, withdraw funds from the Buydown Account for the following purposes:

                        (i)   on or prior to each Remittance Date, to deposit in
                  the  Custodial   Account   in   the  amounts and in the manner
                  provided for in Section 4.04(xi);

                        (ii) to transfer funds to another Eligible Account in accordance with Section 4.09 hereof;

                        (iii) to withdraw funds deposited in error; and

                        (iv) to clear and terminate the Buydown Account upon the termination of this Agreement.

                  (c) Notwithstanding anything to the contrary elsewhere in this Agreement, the Seller may employ the Escrow Account as the Buydown Account to the extent that the Seller can separately identify any Buydown Funds deposited therein.

If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Seller or the insurer under any related Primary Mortgage Insurance Policy) the Seller shall, on the Remittance Date following the date upon which Liquidation Proceeds or REO Disposition proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the Purchaser all remaining Buydown Funds for such Mortgage Loan then remaining in the Buydown Account. Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Purchaser in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a Mortgagor on a Buydown
Mortgage Loan prepays such Mortgage Loan in it entirety during the related Buydown Period, the Seller shall be required to withdraw from the Buydown Account any Buydown Funds remaining in the Buydown Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a principal prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Buydown Account related to such Buydown Mortgage Loan, would result in a Principal Prepayment of the entire unpaid principal balance of the
Buydown  Mortgage  Loan,  the  Seller  shall  distribute to the Purchaser on the


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


Remittance Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such Mortgage Loan so remaining in the Buydown Account, together with any amounts required to be deposited into the Custodial Account.


                                 ARTICLE V
                         PAYMENTS TO THE PURCHASER

                  Section 5.01.  Distributions.

                  On each Remittance Date, the Seller shall distribute by wire transfer to the Purchaser (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, plus
(ii) all Monthly Advances, if any, which the Seller is obligated to distribute pursuant to Section 5.03, plus (iii) all payments in respect of Compensating Interest for such Remittance Date required to be deposited in the Custodial Account pursuant to Section 4.04(viii), minus (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts, (v) minus any amounts attributable to Buydown Funds relating to a future Due Period being held in the Custodial Account, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts, and (vi) any Principal Prepayments received during the month of such Remittance Date, which amounts shall be remitted on the next succeeding Remittance Date.

                  All distributions made to the Purchaser on each Remittance Date will be made to the Purchaser of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor, if the Purchaser shall have so notified the Seller or by check mailed to the address of the Purchaser.

                  With respect to any remittance received by the Purchaser after the Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two
(2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following the second Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

                  Section 5.02.  Statements to the Purchaser.

                  The Seller shall furnish to the Purchaser an individual loan accounting report, as of the last Business Day of each month, in the Seller's assigned loan number order to document


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


Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, the corresponding individual loan accounting report shall be received by the Purchaser no later than the fifth (5th) Business Day of the following month in a format mutually agreed upon by both the Purchaser and the Seller and in hard copy, which report shall contain the following (or such other information as is mutually agreed upon by the Seller and the Purchaser):

                        (i) with respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any Prepayment Penalties or premiums, along with a detailed report of interest on principal prepayment amounts remitted in accordance with
                  Section 4.04);

                        (ii) with respect to each Monthly Payment, the amount of such remittance allocable to interest;

                        (iii) the amount of  servicing  compensation received by
                  the Seller during the prior collection period;

                        (iv) the aggregate Scheduled Principal Balance of the Mortgage Loans;

                        (v) the aggregate of any expenses reimbursed to the Seller during the prior distribution period pursuant to
                  Section 4.05;

                        (vi) the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days,
                  (2) 60 to 89 days, and (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired; and

                        (vii) the amount of any Monthly Advances.

                  The Seller shall also provide a monthly servicing report, sorted in the Purchaser's assigned loan number order, in the form of Alltel reports P139, S214, S215 and S50Y and Fidelity report P-4DL (or in such other forms as the Purchaser and the Seller may agree), with each such report.

                  The Seller shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

                  In addition, not more than sixty (60) days after the end of each calendar year, the Seller shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.


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


                  Section 5.03. Monthly Advances by the Seller.

                  Not later than the close of business on the Business Day preceding each Remittance Date, the Seller shall deposit in the Custodial Account an amount equal to all Monthly Payments, whether or not deferred pursuant to Section 4.01, which were due on a Mortgage Loan on the immediately preceding Due Date and delinquent at the close of business on the related Determination Date.

                  The Seller's obligation to make such Monthly Advances as to any Mortgage Loan or REO Property will continue through the earlier of: (i) the date of the termination or resignation, as applicable, of the Seller pursuant to Sections 7.04, 8.01 or 9.01 or (ii) a Final Recovery Determination in connection therewith, unless the Seller reasonably believes such advance to be non-recoverable from proceeds of the related Mortgage Loan. In such event, the Seller shall deliver to the Purchaser an Officer's Certificate of the Seller to the effect that an officer of the Seller has reviewed the related Servicing File and has made the reasonable determination that any additional advances are non-recoverable from proceeds of the related Mortgage Loan.

                  Section 5.04.  Liquidation Reports.

                  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property. The Seller shall also provide reports on the status of REO Property containing such information as the Purchaser may reasonably require.


                                  ARTICLE VI
                          GENERAL SERVICING PROCEDURES

                  Section 6.01.  Assumption Agreements.

                  The Seller shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Seller shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. If the Seller is prohibited under applicable law from (a) entering into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed or (b) requiring the original Mortgagor to remain liable under the Mortgage Note, the Seller, with the prior consent of the insurer under the Primary Mortgage


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


Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

                  In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of the Fannie Mae Guides. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed. If the credit of the proposed transferee does not meet such underwriting criteria, the Seller diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Seller for entering into an assumption or substitution of liability agreement in excess of 1% of the outstanding principal balance of the Mortgage Loan shall be deposited into the Custodial Account pursuant to Section 4.04.

                  Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

                  Section 6.02.  Satisfaction  of   Mortgages   and  Release  of
Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will immediately notify the Purchaser by a certification, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to
Section 4.04 have been or will be so deposited, of a Servicing Officer and shall request delivery to it of the portion of the Mortgage File held by the Purchaser. The Purchaser shall no later than five (5) Business Days after receipt of such certification and request, release or cause to be released to the Seller, the related Mortgage Loan Documents and, upon its receipt of such documents, the Seller shall promptly prepare and deliver to the Purchaser the requisite satisfaction or release. No later than three (3) Business Days following its receipt of such satisfaction or release, the Purchaser shall deliver, or cause to be delivered, to the Seller the release or satisfaction properly executed by the owner of record of the applicable Mortgage or its duly appointed attorney in fact. If such Mortgage Loan is a MERS Mortgage Loan, the Seller is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver,


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


on behalf of the Purchaser, any and all instruments of satisfaction or cancellation or of partial or full release.

                  In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the Mortgage Loan Documents, the Seller, upon written demand, shall remit within ten (10) Business Days to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.

                  From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, the Purchaser shall, upon request of the Seller and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the portion of the Mortgage File held by the Purchaser to the Seller. Such servicing receipt shall obligate the Seller to return such Mortgage Loan Documents to the Purchaser when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Seller.

                  Section 6.03.  Servicing Compensation.

                  As compensation for its services hereunder, the Seller shall be entitled to the Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in Section 6.01, late payment charges, interest and investment earning on funds on deposit in the Custodial Account and Escrow Account (to the extent provided for herein) and other ancillary income shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

                  Section 6.04.  Annual Statement as to Compliance.

                  Within the later of (a) seventy-five (75) days after the end of each calendar year or (b) fifteen (15) calendar days prior to the date on which the Purchaser or the Affiliate of the Purchaser required to file an annual report on Form 10-K in connection with any Pass-Through Transfer is required to file such annual report on Form 10-K with the United States Securities and Exchange Commission (the "SEC"), the Seller will deliver to the Purchaser an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year,


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


or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The first Officer's Certificate delivered by the Seller to the Purchaser pursuant to this Section shall be delivered on or before March 15, 2007, or such other date as may be required pursuant to the first sentence of this Section 6.04. Copies of such statement shall be provided by the Seller to the Purchaser upon request.

                  Section 6.05.  Annual    Independent       Certified    Public
Accountants' Servicing Report.

                  Within the later of (a) seventy-five (75) days after the end of each calendar year or (b) fifteen (15) calendar days prior to the date on which the Purchaser or the Affiliate of the Purchaser required to file an annual report on Form 10-K in connection with any Pass-Through Transfer is required to file such annual report on Form 10-K with the SEC, the Seller at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the Seller's servicing of residential mortgage loans, and that, on the basis of such an examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, such firm is of the opinion that the Seller's servicing has been conducted in compliance with such programs, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. The first statement delivered by the Seller to the Purchaser pursuant to this Section shall be delivered on or before March 15, 2007, or such other date as may be required pursuant to the first sentence of this Section 6.05. Copies of such statement shall be provided by the Seller to the Purchaser.

                  Section 6.06.  Purchaser's Right to Examine Seller Records.

                  At its expense, the Purchaser shall have the right to examine and audit upon reasonable notice to the Seller, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Seller, or held by another for the Seller or on its behalf or otherwise, which relates to the performance or observance by the Seller of the terms, covenants or conditions of this Agreement.

                  The Seller shall provide to the Purchaser and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Purchaser, including but not limited to, OCC, OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Seller which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Seller, and in accordance with the federal government, OCC, FDIC, OTS, or any other similar regulations; provided, however, that in connection with providing such access, the Seller shall not be required to incur any out-of-pocket costs unless provisions have been made for the reimbursement thereof.

                  Section 6.07. Seller Shall Provide Information as Reasonably Required.

                  The Seller shall furnish to the Purchaser during the term of this Agreement such periodic, special or other reports, information or documentation as the Purchaser may reasonably request, as shall be necessary, reasonable or appropriate in respect to the Mortgage Loans and the performance of the Seller under this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Purchaser; provided, that, the Seller shall not be liable for any out-of-pocket costs with respect to the provision of such reports, information or documentation. All such reports or information shall be provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request in relation to this Agreement or the performance of the Seller under this Agreement. The Seller agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                  The Seller, upon reasonable advance notice, shall make reasonably available to the Purchaser or any prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions and to permit any prospective purchaser to inspect the Seller's servicing facilities for the purpose of satisfying such prospective purchaser that the Seller has the ability to service the Mortgage Loans as provided in this Agreement.

                  The Seller shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

                  Section 6.08.  Notification of Adjustments.

                  On each Adjustment Date, the Seller shall make interest rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Seller shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Seller also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments. Upon the discovery by the Seller or the Purchaser that the Seller has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Seller shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

                  Section 6.09.  Compliance with REMIC Provisions.

                  If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Seller shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the

Seller has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.


                                  ARTICLE VII
                                  THE SELLER

                  Section 7.01.  Indemnification; Third Party Claims.

                  The Seller agrees to indemnify and hold the Purchaser, any successor servicer and their respective present and former directors, officers, employees and agents harmless from any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses (including, without limitation, any legal fees and expenses, judgments or expenses relating to such liability, claim, loss or damage) that such parties may sustain in any way related to the failure of the Seller to observe and perform its duties, obligations, covenants, and agreements and to service the Mortgage Loans in compliance with the terms of this Agreement or as a result of the breach of a representation or warranty set forth in Sections 3.01 or 3.02 of this Agreement.

                  Promptly  after  receipt by the  Purchaser  under this Section
7.01 of notice of the commencement of any action, the Purchaser will, if a claim in respect thereof is to be made against the Seller under this Section 7.01, notify the Seller in writing of the commencement thereof; but the omission so to notify the Seller will not relieve the Seller from any liability which it may have to the Purchaser under this Section 7.01, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Section 7.01. The Seller shall assume (with the consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including attorney's fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the indemnified party in respect of such claim. The Seller shall follow any written instructions received from the Purchaser in connection with such claim. The provisions of this Section 7.01 shall survive termination of this Agreement.

                  Section 7.02.  Merger or Consolidation of the Seller.

                  The Seller shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Any Person into which the Seller may be merged or consolidated (including by means of sale or disposal of all or substantially all of the Seller's assets), or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a


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company  whose  business  is  the origination  and  servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, and shall be a Fannie Mae or Freddie Mac approved seller/ servicer in good standing (including without limitation, compliance with the minimum net worth and liquidity requirements).

                  Section 7.03.  Limitation  on  Liability  of  the  Seller  and
Others.

                  The duties and obligations of the Seller shall be determined solely by the express provisions of this Agreement, the Seller shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Seller. Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement. The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by the Purchaser respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expenses or liability; provided, however, that the Seller may undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto as is consistent with Accepted Servicing Practices. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, and the Seller shall be entitled to be reimbursed therefor from the Purchaser upon written demand.

                  Section 7.04.  Seller Not to Resign.

                  The Seller shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller. Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in
Section 11.01.

                  Section 7.05.  No Transfer of Servicing.

                  With respect to the retention of the Seller to service the Mortgage Loans hereunder, the Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without


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in any way limiting the  generality  of this Section 7.05 and except as pursuant to Section 7.02, the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof without the prior written approval of the Purchaser, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Seller may, without the consent of the Purchaser, retain reasonable and necessary third
party  contractors  to  perform  certain   servicing  and  loan   administration
functions,  including  and  limited to,  hazard  insurance  administration,  tax
payment  and   administration,   flood   certification  and  administration  and
foreclosure activities; provided, that such contractors shall perform such servicing and loan administrative functions in a manner consistent with this Agreement; provided, further, that the retention of such contractors by Seller shall not limit the obligation of the Seller to service the Mortgage Loans pursuant to the terms and conditions of this Agreement or release it from any of its obligations hereunder.


                                    ARTICLE VIII
                                       DEFAULT

                  Section 8.01.  Events of Default.

                  In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

                        (i) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

                        (ii) failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement, or which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

                        (iii) a  decree  or  order  of a  court  or  agency   or
                  supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                        (iv) the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

                        (v) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable


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


                  insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                        (vi) the Seller ceases to be approved by Fannie Mae as a mortgage loan seller and servicer or the Seller is not eligible to act as servicer or master servicer for mortgage loans subject to residential mortgage backed securities transactions rated by any nationally recognized rating agency or is eligible to act as such only with enhanced credit support, or the Seller's servicer rating is reduced to below average by any nationally recognized rating agency below its rating on the Initial Closing Date; or

                        (vii) the  Seller   attempts  to  assign  its  right  to
                  servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement; or

                        (viii) the Seller  ceases to be (a)  licensed to service
                  first lien residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, and (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Seller's ability to perform its obligations hereunder;

                        (ix) the Seller fails to duly perform, within the required time period, its obligations under Sections 2.04,
                  2.05 and 2.06 of the Regulation AB Compliance Addendum, which failure continues unremedied for a period of three (3) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

                  then, and in each and every such case, so long as an Event of Default shall not have been remedied, within the applicable time period, the Purchaser, by notice in writing to the Seller may, in addition to whatever rights the Purchaser may have under Sections 3.03 and 7.01 and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Seller for the same. On or after the receipt by the Seller of such written notice of termination, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from the Purchaser, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's


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responsibilities  and  rights  hereunder,  including,  without  limitation,  the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

                  If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Section 8.04) of the Seller hereunder, either (i) the successor servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the Seller shall cooperate with the successor servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor servicer or (y) in causing MERS to designate on the MERS(R) System the successor servicer as the servicer of such Mortgage Loan.

                  Section 8.02.  Waiver of Defaults.

                  The Purchaser may waive only by written notice any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.


                                 ARTICLE IX
                                TERMINATION

                  Section 9.01.  Termination.

                  The respective obligations and responsibilities of the Seller, as servicer, shall terminate upon (a) the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Seller); (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder; (c) by mutual consent of the Seller and the Purchaser in writing; or (d) the termination of the Seller by the Purchaser pursuant to Section 8.01.


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                                  ARTICLE X
                        RECONSTITUTION OF MORTGAGE LOANS

                  Section 10.01.  Reconstitution of Mortgage Loans.

                  (a) The Seller acknowledges and the Purchaser agrees that with respect to some or all of the Mortgage Loans, the Purchaser may effect, upon prior notice to the Seller, either:

                        (i) one or more sales of the Mortgage Loans as whole loan transfers (each, a "Whole Loan Transfer");

                        (ii)  one or more Agency Transfers; and/or

                        (iii) one or more sales of the  Mortgage Loans as public
                  or private pass-through transfers (each, a "Pass-Through Transfer").

                  (b)   With  respect  to  each  Whole  Loan   Transfer,  Agency
Transfer or Pass-Through Transfer, as the case may be, the Seller agrees:

                        (i) to cooperate reasonably with the Purchaser and any prospective purchaser with respect to all reasonable requests that do not result in an undue burden or expense of the Seller;

                        (ii)  to  execute    all   Reconstitution    Agreements,
                  including, without limitation, an Assignment, Assumption and Recognition Agreement in the form attached hereto as Exhibit D and an Indemnification Agreement in the form attached hereto as Exhibit J, provided that the Seller is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

                        (iii) to make all the representations and warranties set
                  forth in Section 3.01 as of the date of the Whole Loan Transfer, Agency Transfer or Pass-Through Transfer;

                        (iv) to deliver to the  Purchaser  (a) for  inclusion in
                  any prospectus or other offering material such publicly available information regarding the Seller and its financial condition and any additional information reasonably requested by the Purchaser, (b) any similar nonpublic, unaudited financial information (which the Purchaser may, at its option and its cost, have audited by certified public accountants) and such other information as is reasonably requested by the Purchaser and which the Seller is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its Affiliates for any losses, costs or damages incurred by any of them directly related to any material misstatements contained in such information or for any omissions of material fact required to be stated therein to the extent such information is provided by the Seller specifically for use in a prospectus or other offering material; provided, that, the Purchaser shall indemnify the Seller and its Affiliates for any losses,


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


                  costs or damages related to any material misstatements contained in any prospectus or other offering material other than in such information provided by the Seller specifically for use therein or for any omissions of material fact required to be stated therein and (c) such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller pursuant to clause (a) above as shall be reasonably requested by the Purchaser; and

                        (v) to deliver to the Purchaser, and to any Person designated by the Purchaser, opinions of counsel in a form reasonably acceptable to the Purchaser as are customarily delivered by sellers and servicers and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers, Agency Transfers or Pass-Through Transfers, as the case may be, it being understood that the cost of any opinions of counsel (other than in-house counsel) that may be required for a Whole Loan Transfer, Agency Transfer or Pass-Through Transfer, as the case may be, shall be the responsibility of the Purchaser.

                  (c)   In order to facilitate compliance with Regulation    AB
the   Seller   and   the   Purchaser agree  to comply with the provisions of the
Regulation AB Compliance Addendum attached hereto as Exhibit F.

                  The Purchaser shall reimburse the Seller for any and all out-of-pocket expenses, costs and fees, including reasonable attorney's fees, incurred by the Seller in response to requests for information or assistance under this Section; provided, however, that the attorney's fees for each Whole Loan Transfer, Agency Transfer or Pass-Through Transfer in which disclosure related to the Seller is included in the offering document shall equal a fixed-fee of $3,000, and the attorney's fees for any other Whole Loan Transfer, Agency Transfer or Pass-Through Transfer shall equal a fixed-fee of $1,500. All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer, Agency Transfer or Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.


                                 ARTICLE XI
                          MISCELLANEOUS PROVISIONS

                  Section 11.01.  Successor to the Seller.

                  Prior to termination of Seller's responsibilities and duties under this Agreement pursuant to Section 7.04, 8.01 or 9.01, the Purchaser shall
(i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 7.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Purchaser and such successor shall agree. In the event that the Seller's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the


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


date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or its successor. The resignation or removal of the Seller pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Seller of the representations and warranties made pursuant to Sections 3.01, 3.02, the remedies available under Section 3.03 and the indemnification obligations of the Seller pursuant to Section 7.01.

                  Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement provided, however, that such successor shall not assume, and the Seller shall indemnify such successor for, any and all liabilities arising out of the Seller's acts as servicer taken prior to the appointment of such successor servicer. Any termination or resignation of the Seller or this Agreement pursuant to Section 7.04, 7.05, 8.01 or 9.01 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation.

                  The Seller shall promptly deliver to the successor the funds in the Custodial Account, the REO Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds. The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller. Upon appointment of successor servicer to the Seller, the Seller shall be reimbursed for unrecovered Servicing Advances, Monthly Advances and unpaid Servicing Fees which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment such successor servicer.

                  Upon a successor's acceptance of appointment as such, the Seller shall notify by mail the Purchaser of such appointment.

                  Section 11.02. Amendment.

                  This Agreement may be amended or supplemented from time to time by written agreement executed by the Purchaser and the Seller.

                  Section 11.03. Recordation of Agreement.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the Mortgaged Properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller at the Seller's expense on direction of the Purchaser.


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


                  Section 11.04. Governing Law.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions, except to the extent preempted by Federal law. The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 11.05. Notices.

                  Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, as follows:

                              (i)      if to the Seller:

                                       Wachovia Mortgage Corporation
                                       201 South College Street
                                       Suite 1600
                                       Charlotte, North Carolina  28288-1088
                                       Attention:  Kendal Leeson
                                       Facsimile: (704) 383-8442

                                       with a copy to:

                                       Wachovia Mortgage Corporation
                                       1100 Corporate Center Drive
                                       Raleigh, North Carolina  27607
                                       Attention:  Tom Fowler
                                       Facsimile: (919) 852-7525

                              (ii)     if to the Purchaser:

                                       HSBC Bank USA, National Association
                                       425 Fifth Avenue
                                       New York, New York  10018
                                       Attention:  Jay Kilpatrick
                                       Facsimile: (646) 366-3583

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).


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


                  Section 11.06. Severability of Provisions.

                  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

                  Section 11.07. Exhibits.

                  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  Section 11.08. General Interpretive Principles.

                  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                        (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                        (ii)    accounting terms not otherwise   defined  herein
                  have the meanings assigned to them in accordance with GAAP;

                        (iii) references herein to "Articles," "Sections," Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                        (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                        (v) the words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular provision;


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


                        (vi)    the term "include" or "including"  shall    mean
                  without limitation by reason of enumeration; and

                        (vii) headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

                  Section 11.09. Reproduction of Documents.

                  This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 11.10. Confidentiality of Information.

                  The Seller and the  Purchaser  understand  and agree that this
Agreement, any other agreements executed in connection with the sale contemplated hereunder, any agreements executed in connection with any
Reconstitution, and any offering circulars or other disclosure documents produced in connection with any Reconstitution are confidential and proprietary to the Purchaser or Seller, and the Seller and Purchaser agree to hold such documents confidential and not to divulge such documents to anyone except (a) to the extent required by law or judicial order or to enforce its rights or remedies under this Agreement, (b) to the extent such information enters into the public domain other than through the wrongful act of the Seller or the Purchaser, as the case may be or (c) as is necessary in working with legal counsel, investors and potential investors, rating agencies, auditors, agents, taxing authorities or other governmental agencies.

                  Section 11.11. Recordation of Assignments of Mortgage.

                  To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected (i) with respect to MERS Mortgage Loans and (ii) with respect to Mortgage Loans that are not MERS Mortgage Loans, at the Seller's expense, in each case, in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

                  Section 11.12. Assignment by Purchaser.

                  This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller, and the Purchaser; provided, however, that in no event shall there be more than three (3) "Purchasers" pursuant to any Whole Loan Transfers or three (3) "Purchasers" pursuant to Pass-Through

Transfers with respect to any Mortgage Loan Package. The Purchaser may assign this Agreement to any Person to whom any Mortgage Loan is transferred whether pursuant to a sale or financing and to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred. Upon any such assignment, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Seller and such Purchaser, and a separate and distinct Agreement between the Seller and each other Purchaser to the extent of the other related Mortgage Loan or Loans. In the event that this Agreement is assigned to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred, the rights and benefits under this agreement which inure to the Purchaser shall inure to the benefit of both the Person to whom such Mortgage Loan is transferred and the Person to whom the servicing or master servicing of the Mortgage Loan has been transferred; provided that, the right to require a Mortgage Loan to be repurchased by the Seller pursuant to Section 3.03, 3.04 or 3.05 shall be retained solely by the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser, which consent shall not be unreasonably withheld.

                  Section 11.13. No Partnership.

                  Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Seller shall be rendered as an independent contractor and not as agent for Purchaser.

                  Section 11.14. Execution; Successors and Assigns.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 7.02, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

                  Section 11.15. Entire Agreement.

                  Each of the parties to this Agreement acknowledges that no representations, agreements or promises were made to any of the other parties to this Agreement or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement and the related Purchase Price and Terms Letter set forth the entire understanding between the parties hereto and shall be binding upon all successors of all of the parties. In the event of any inconsistency between a Purchase Price and Terms Letter and this Agreement, this Agreement shall control.

                  Section 11.16. No Solicitation.

                  From and after the related Closing Date, except as provided below, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or Affiliates, or by any independent contractors on the Seller's behalf, in any manner to solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors to refinance any Mortgage Loans and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Closing Date and the Seller shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that the following promotions or solicitations undertaken by the Seller or any Affiliate of the Seller shall not be prohibited under this Section 11.16: (i) promotions or solicitations that are directed to the general public at large or segments thereof, provided that no segment shall consist primarily of the borrowers or obligors under the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements; (ii) responding to Mortgagor requests for pay-off information and regarding other bank or financial products or services; and (iii) promotions or solicitations to any Mortgagor for any other bank or financial products or services, unless such promotions or solicitations are for a prepayment of a Mortgage Loan.

                  Section 11.17. Costs.

                  The Purchaser shall pay any commissions due its salesmen, the expenses of its accountants and attorneys and the expenses and fees of any broker retained by the Purchaser with respect to the transactions covered by this Agreement. To the extent not otherwise provided herein, all other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including, without limitation, fees for recording intervening assignments of mortgage and Assignments of Mortgage, the cost of obtaining tax service contracts and the legal fees and expenses of its attorneys shall be paid by the Seller. The Seller shall be responsible for causing the recordation of all Assignments of Mortgage and all intervening assignments of mortgage, as applicable.

                  Section 11.18. Protection of Mortgagor Personal Information.

                  Each of the Purchaser and the Seller agree that it (i) shall comply with any applicable laws and regulations regarding the privacy and security of Mortgagor Personal Information, (ii) shall not use Mortgagor Personal Information in any manner inconsistent with any applicable laws and regulations regarding the privacy and security of Mortgagor Personal
Information, (iii) shall not disclose Mortgagor Personal Information to third parties except at the specific written direction of the other; provided, however, that the Purchaser and the Seller may disclose Mortgagor Personal Information to third parties in connection with secondary market transactions to the extent not prohibited by applicable law or to the extent required by a valid and effective subpoena issued by a court of competent jurisdiction or other governmental body, (iv) shall maintain adequate physical, technical and administrative safeguards to protect Mortgagor Personal Information from unauthorized access and (v) shall immediately notify the other of any actual or suspected breach of the confidentiality of Mortgagor Personal Information.

                          [SIGNATURE PAGE TO FOLLOW]

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                  HSBC BANK USA, NATIONAL
                                  ASSOCIATION, as Purchaser

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________


                                  WACHOVIA MORTGAGE
                                  CORPORATION, as Seller

                                  By:_______________________________________
                                  Name:_____________________________________
                                  Title:____________________________________


[Signature Page to Seller's Purchase, Warranties and Servicing Agreement, dated as of August 1, 2006]

                                 EXHIBIT A-1

                          Contents of Mortgage File

                  With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by the Seller in the Servicing File or delivered to the Purchaser or its designee pursuant to Sections 2.04 and 2.05 of the Seller's Purchase, Warranties and Servicing Agreement.

                  1. The original Mortgage Note endorsed "Pay to the order of ___________________ without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to the [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller] formerly known as [previous name]". If the original note is unavailable, seller will provide an affidavit of lost note (in form acceptable to the Purchaser) stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note and indemnifying the Purchaser against any and all claims arising as a result of any person or entity claiming they are the holder of the note or that the note has been paid off and returned.

                  2.       A  true  certified  copy,  certified   by  the [title
insurer], of the applicable First Lien Loan.

                  3. Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of the original Mortgage together with a certificate of the Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MERS Mortgage Loan or if the Mortgage Loan was not a MERS Mortgage Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

                  4. The original or certified to be a true copy or if in electronic form identified on the Mortgage Loan Schedule, the certificate number, certified by the Seller, of the related Primary Mortgage Insurance Policy, if required.

                  5. In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment, from the Seller in accordance with Purchaser's instructions, which assignment shall, but for any blanks requested by the Purchaser, be in form and substance acceptable for recording, or a copy certified by the Seller as a true and correct copy of the


                                       A-1-1
original  Assignment which  has been sent  for  recordation.  If  the   Mortgage
Loan was acquired or originated by the Seller while doing business under another name, the Assignment must be by "[Seller] formerly known as [previous name]".

                  6. The original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

                  7. Originals of all recorded intervening Assignments, or copies thereof, certified by the public recording office in which such Assignments have been recorded showing a complete chain of title from the originator to the Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment has been recorded or, if the original Assignment has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer] of the original Assignment together with a certificate of the [title insurer] certifying that the original Assignment has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

                  8. Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of such original document together with certificate of Seller certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

                  9. If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

                  10.      Reserved.

                  11. The original of any guarantee executed in connection with the Mortgage Note.

                  Notwithstanding anything to the contrary herein, the Seller may provide one (1) certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.


                                       A-1-2

                                 EXHIBIT A-2

                         Contents of Servicing File

                  With respect to each Mortgage Loan, the Servicing File shall include each of the following items, which shall be available for inspection by the Purchaser:

                  1. Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

                  2.       Residential loan application.

                  3. Uniform underwriter and transmittal summary (Fannie Mae Form 1008) or reasonable equivalent.

                  4.       Credit report on the mortgagor.

                  5.       Business credit report, if applicable.

                  6.       Residential appraisal report and attachments thereto.

                  7. Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program, all in accordance with Seller's Underwriting Standards.

                  8. Verification of acceptable evidence of source and amount of down payment, in accordance with the Underwriting Standards.

                  9. Photograph of the Mortgaged Property (may be part of appraisal).

                  10.      Survey of the Mortgaged Property, if any.

                  11.      Sales contract, if applicable.

                  12. If available, termite report, structural engineer's report, water portability and septic certification.

                  13. Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

                  14.      Any  ground  lease,   including     all   amendments,
modifications and supplements thereto.

                  15.      Any other document  required  to service the Mortgage
Loans.

                  16.      A code  indicating   whether  the  Mortgage Loan is a
temporary buydown (Y or N).


                                       A-2-1

                                   EXHIBIT B

                   Form of Custodial Account Letter Agreement

[__________]  , 200[_]

To:

                  As "Seller" under the Seller's Purchase, Warranties and Servicing Agreement, dated as of August 1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "Wachovia Mortgage Corporation, in trust for the Purchaser, owner of various whole loan series - principal and interest". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one (1) original to us.

                                                  WACHOVIA MORTGAGE CORPORATION,
                                                  as SELLER

                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________

                  The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number [__________], at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.
                                                   _____________________________

                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________

                                   EXHIBIT C

                    Form of Escrow Account Letter Agreement

[__________]  , 200[_]

To:

                  As "Seller" under the Seller's Purchase, Warranties and Servicing Agreement, dated as of August 1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.06 of the Agreement, to be designated as "Wachovia Mortgage Corporation, in trust for the Purchaser, owner of various whole loan series, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one (1) original to us.

                                                  WACHOVIA MORTGAGE CORPORATION,
                                                  as SELLER

                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________

                  The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number [__________], at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________

                                   EXHIBIT D

            Form of Assignment, Assumption and Recognition Agreement

                  This Assignment, Assumption and Recognition Agreement (this "Assignment Agreement"), dated as of [_____], 200[_], between [HSBC], a [__________] (the "Assignor"), [__________], a [__________] (the "Assignee"),
and Wachovia Mortgage Corporation, a North Carolina corporation (the "Seller"):

                  For  good  and   valuable   consideration   the   receipt  and
sufficiency of which hereby are acknowledged, and of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (a) those certain mortgage loans listed on Exhibit A attached hereto (the "Mortgage Loans"); and (b) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2006, but only to the extent of the Mortgage Loans (the "Purchase Agreement"). For purposes of this Assignment Agreement, the term "Purchase Agreement" includes any separate Assignment and Conveyance pursuant to which Seller and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2006.

                  The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under any all obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment Agreement.

                  2. Each of the Seller and the Assignor represent and warrant to the Assignee that (a) the copy of the Purchase Agreement, attached hereto as Exhibit B, provided to the Assignee, is a true, complete and accurate copy of the Purchase Agreement, (b) the Purchase Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, (d) the Purchase Agreement contains all of the terms and conditions governing the sale of the Mortgage Loans by Seller to Assignor and the purchase of the Mortgage Loans by Assignor from Seller; provided, however, that the date of purchase and sale and the amount of payment for the Mortgage
Loans may be set out in a Purchase Price and Terms Letter, as defined in the Purchase Agreement, and (e) Seller sold, conveyed and transferred each Mortgage Loan to Assignor pursuant to the Purchase Agreement.

                  3.       The  Assignor  warrants  and  represents   to,    and
covenants with, the Assignee and the Seller that:

                  (a) As of the date hereof, the Assignor is not in default under the Purchase Agreement;

                  (b) The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Purchase Agreement, free from any and all claims and encumbrances arising out of the Assignor's ownership thereof, and the Mortgage Loans, as well as the Purchase Agreement, upon the transfer thereof to the Assignee as contemplated herein, shall be free and clear of all such liens, claims and encumbrances or any lien claim or encumbrance arising out of the ownership of the Mortgage Loans by any person at any time after Assignor first acquired any Mortgage Loan from the Seller;

                  (c) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Mortgage Loans;

                  (d) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement, or the Mortgage Loans;

                  (e) The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to sell, transfer and assign the Mortgage Loans;

                  (f) The Assignor has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment Agreement has been duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

                  (g) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

                  (h) The Assignor has paid the purchase price for the Mortgage Loans and has satisfied any conditions to closing required of it under the terms of the Purchase Agreement.

                  4.       The  Assignee   warrants   and   represents  to,  and
covenants with, the Assignor and the Seller that:

                  (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

                  (b) The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

                  (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

                  (d) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans.

                  5. The Seller warrants and represents to, and covenants with, the Assignor and the Assignee that:

                  (a) The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Mortgage Loans;

                  (b)      The  Seller has full power and  authority to execute,
deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

                  (d) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

                  (e) As of the date hereof, the Seller is not in default under the Purchase Agreement; and

                  (f) No event has occurred or has failed to occur, during the period commencing on date on which Assignor acquired the Mortgage Loans and ending on the date hereof, inclusive, which would make the representations and warranties set forth in Section 3.01 of the Purchase Agreement untrue if such representations and warranties were made with respect to the Mortgage Loans effective as of the date hereof.

                  6. From and after the date hereof, the Seller shall recognize the Assignee as the owner of the Mortgage Loans, and shall look solely to the Assignee for performance from and after the date hereof of the Assignor's obligations with respect to the Mortgage Loans.

                  7.       Notice Addresses.

                  (a) The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

                  [______________________]
                  [______________________]
                  [______________________]
                  Attention: [__________]

                  (b) The Assignor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

                  [______________________]
                  [______________________]
                  [______________________]
                  Attention: [__________]

         (c)   The   Seller's   address    for    purposes   of all  notices and
correspondence related to the Mortgage Loans and this Assignment Agreement is:

                  Wachovia Mortgage Corporation
                  1100 Corporate Center Drive
                  Raleigh, North Carolina 27607
                  Attention: Tom Fowler

                  8. This Assignment Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

                  9. This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Seller, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Seller, the Assignor or the Assignee, respectively, hereunder.

                  10. No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

                  11.      This   Assignment   Agreement   shall   survive   the
conveyance of the Mortgage Loans and the assignment of the Purchase Agreement by the Assignor.

                  12. Notwithstanding the assignment of the Purchase Agreement by either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Seller or the Assignor unless assigned by separate written instrument.

                  13. For the purpose for facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this
Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                         [signatures on following page]

                  IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

                                            [_________________________________]
                                             Assignor

                                             By:______________________________
                                             Name:____________________________
                                             Title:___________________________

                                            [_________________________________]
                                             Assignee

                                             By:______________________________
                                             Name:____________________________
                                             Title:___________________________


                                             Wachovia Mortgage Corporation
                                             Seller

                                             By:______________________________
                                             Name:____________________________
                                             Title:___________________________

                                    EXHIBIT E

                        Form of Assignment and Conveyance

On this [__] day of [_____] 200[_], Wachovia Mortgage Corporation ("Wachovia") as the Seller under that certain Seller's Purchase, Warranties and Servicing Agreement, dated as of August 1, 2006 (the "Agreement"), and that certain Purchase Price and Terms Letter, dated as of [_____], 200[_], each by and between Wachovia and [HSBC] (the "Purchaser") does hereby sell, transfer, assign, set over and convey to the Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of Wachovia (excluding the right to service the Mortgage Loans) in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A, together with the Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.07 of the Agreement, Wachovia has delivered to the Purchaser the documents for each Mortgage Loan to be purchased as set forth therein. The contents of each Servicing File required to be retained by Wachovia to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by Wachovia, for the benefit of the Purchaser as the owner thereof. Wachovia's possession of any portion of the Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by Wachovia shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Wachovia shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by Wachovia at the will of the Purchaser in such custodial capacity only.

                  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                                                   WACHOVIA MORTGAGE CORPORATION

                                                   By:__________________________

                                                   Name:________________________

                                                   Title:_______________________

                                    Exhibit A


                                       E-A-1

                                    EXHIBIT F

                        Regulation AB Compliance Addendum

                                [to be provided]

                                    EXHIBIT G

                         Seller's Officer's Certificate

                  I,   ________________________,   hereby  certify  that  I   am
the  duly  elected   ______________  of   [Seller],    a __________________ (the
"Seller"), and further certify, on behalf of the Seller as follows:

                  1. Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by laws of the Seller as are in full force and effect on the date hereof.

                  2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                  3. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Master Mortgage Loan Purchase and Servicing Agreement (the "Purchase Agreement"), dated as of ____________, 2006, by and among the Seller, the Servicer and HSBC Bank USA, National Association (the "Purchaser"); (b) the Confirmation, dated _____________ 2006, between the Seller and the Purchaser (the "Confirmation"); and
                          (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement and the Confirmation was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4.      Attached  hereto  as  Attachment  II  is a  true   and
                          correct copy of the resolutions duly adopted by the board of directors of the Seller on ________________, 2006 (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

                  5. Attached hereto as Attachment III is a Certificate of Good Standing of the Seller dated ______________, 2006. No event has occurred since ___________________, 2006 which has affected the good standing of the Seller under the laws of the  State of
                          ___________.

                  6. All of the representations and warranties of the Seller contained in Subsections 7.01 and 7.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

                  7. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related

                          Closing Date pursuant to the Purchase Agreement and the related Confirmation.

                  All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                                    EXHIBIT H

           [Form of Opinion of Counsel To The Seller and The Servicer]

                                                        ________________________
                                                                          (Date)

HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018

                  Re: Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006
Gentlemen:

                  I am Senior Counsel to [SELLER], a __________________ (the "Seller" and "Servicer"), and I am delivering this opinion in my capacity as Senior Counsel to Seller and Servicer in connection with the sale of certain mortgage loans by the Seller to HSBC Bank USA, National Association (the "Purchaser") pursuant to (i) a Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006, among the Seller, the Servicer and the Purchaser (the "Purchase Agreement") and the Confirmation, dated [Month], 2006, among the Seller, the Servicer and the Purchaser (the "Confirmation"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

                  In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

                  A.       The Purchase Agreement;

                  B.       The Confirmation;

                  C. The Seller's Articles of Incorporation and By-Laws, as amended to date;

                  D. The Servicer's Articles of Incorporation and By-Laws, as amended to date;

                  E. Resolutions adopted by the board of directors of the Seller relating to the transactions covered by this opinion (the "Seller's Board Resolutions"); and

                  F. Resolutions adopted by the board of directors of the Servicer relating to the transactions covered by this opinion (the "Servicer's Board Resolutions").

                  For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other
representatives       of      the        Seller,    and         upon        such
other        certificates         as        I         deemed        appropriate,
which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

                  On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

                  1._______The Seller and the Servicer have been duly incorporated and are validly existing and in good standing under the laws of the State of [ - ] with corporate power and authority to own their properties and conduct their business as presently conducted by them. The Servicer has the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform their obligations under the Purchase Agreement and the Confirmation (sometimes collectively, the "Agreements").

                  2._______The Purchase Agreement and the Confirmation have been duly and validly authorized, executed and delivered by the Seller and the Servicer.

                  3._______The Purchase Agreement and the Confirmation constitute valid, legal and binding obligations of the Seller and the Servicer, enforceable against the Seller and the Servicer in accordance with their respective terms.

                  4._______No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Seller of the Purchase Agreement and the Confirmation, or the consummation of the transactions contemplated by the Purchase Agreement and the Confirmation, except for those consents, approvals, authorizations or orders which previously have been obtained.

                  5._______Neither the servicing of the Mortgage Loans by the Servicer as provided in the Purchase Agreement and the Confirmation, nor the fulfillment by the Seller or the Servicer of the terms of or the consummation of any other transactions contemplated in the Purchase Agreement and the Confirmation will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller or the Servicer, or, to my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Seller or the Servicer are parties or by which they are bound,
(ii) any State of [ - ] or federal statute or regulation applicable to the Seller or the Servicer, or (iii) any order of any State of [ - ] or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller or the Servicer, except in any such case where the default, breach or violation would not have a material adverse effect on the Seller or the Servicer or either's ability to perform its obligations under the Purchase Agreement.

                  6._______There is no action, suit, proceeding or investigation pending or, to my knowledge, threatened against the Seller or the Servicer which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase

Agreement or which would be likely to impair materially the ability of the Seller or the Servicer to perform under the terms of the Purchase Agreement.


                  7._______The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.

                  The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

                  A._______I have assumed that all parties to the Agreements other than the Seller and the Servicer have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

                  B._______My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of (a) provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy or (b) Section 18 of the Purchase Agreement.

                  C._______I have assumed, without independent check or certification, that there are no agreements or understandings among the Seller, the Servicer, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

                  I am admitted to practice in the State of [State] and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of [ - ] and the Federal laws of the United States of America.

                  This letter is rendered to you as Purchaser under the Purchase Agreement, solely for your benefit in connection with the transactions referred to herein. Without my prior written consent, this letter is not to be relied upon, used, circulated, quoted or otherwise referred to by, or assigned to, any other person (including any person that seeks to assert your rights in respect of this letter) or for any other purpose. In addition, I disclaim any obligation to update this letter for changes in fact or law, or otherwise.

                                     Very truly yours,

                                     As Senior Counsel for [Seller and Servicer]

                                    EXHIBIT I

                         Security Release Certification

                  I._______Release of Security Interest

                  ___________________________,  hereby  relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by HSBC Bank USA, National Association from the Seller named below pursuant to that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006, as of the date and time of receipt by ______________________________ of $__________ for such Mortgage Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

                           (Name)
                           (Address)

By:______________________________________

                  II.______Certification of Release

                  The Seller named below hereby certifies to HSBC Bank USA, National Association that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to HSBC Bank USA, National Association, the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                    [SELLER]

                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT J

                        Form of Indemnification Agreement

                  This Indemnification Agreement (the "Agreement"), dated as of _____, 200_ (the "Settlement Date"), by and between HSBC Asset Securitization Corp., a Delaware corporation (such entity, and its successors and assigns, being referred to herein as the "Depositor") and [COMPANY] (the "Company").

                  The Depositor and the Company hereby recite and agree as follows:

                                    RECITALS

         1. HSBC Bank USA, National Association (the "Seller") has purchased certain [adjustable]-rate, [first] lien mortgage loans (the "Mortgage Loans") from the Company and intends to transfer all of its right, title and interest in and to the Mortgage Loans to the _______________ (the "Trust") pursuant to the terms of a Pooling and Servicing Agreement, dated as of _____, 200_ (the "Pooling and Servicing Agreement"), by and among the
Seller, the Depositor, _________ as [master] servicer and ___________, as trustee of the Trust (the "Trustee").

         2. In exchange for the Mortgage Loans, the Trust shall issue to the Seller ___________________________, Series _____, Asset-Backed Certificates (the "Certificates") pursuant to the terms of the Pooling and Servicing Agreement.

         3. In accordance with an Underwriting Agreement, dated _____, 200_ (the "Underwriting Agreement"), the Depositor will sell to HSBC Securities
(USA), Inc. (the "Underwriter") the Certificates.

         4. The Certificates will be offered and sold by the Underwriter pursuant to the terms and conditions of the Underwriting Agreement, through the use of a prospectus supplement to be dated as of the date of its printing but not later than the Settlement Date (the "Prospectus Supplement") and a related prospectus dated _____, 200_, (the "Base Prospectus" and together with the Prospectus Supplement, the "Prospectus").

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.     Representations and Warranties

                (a) The Company hereby represents and warrants to the Depositor, as of the date of this Agreement, that:

                        (i) the Company has been duly organized and is validly existing and in good standing as a
                [corporation] under  the  laws   of  the   State of  __________,


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


                with full power and authority to enter into and perform its obligations under this Agreement; and

                        (ii)    this   Agreement   has  been  duly   authorized,
                executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to (a) bankruptcy, insolvency, receivership, conservatorship or other similar laws affecting creditors' rights generally, (b) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (c) public policy considerations limiting the enforceability of provisions of this
                Agreement that purport to provide indemnification from liabilities under applicable securities laws.

                (b)   The Company  represents   and  warrants to  the  Depositor
that as of the Settlement Date:

                         (i) the information set forth in the Prospectus Supplement under [TO BE DETERMINED], (such information, the "Company Information") does not contain an untrue statement of a material fact; and

                        (ii) the Company Information does not omit or fail to state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (c)     The  Depositor   hereby  represents   and  warrants   to
the Company that as of the date of this Agreement:

                        (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement; and

                        (ii) this Agreement has been duly authorized, executed and delivered by the Depositor and constitutes the legal, valid and binding agreement of the Depositor enforceable against the Depositor in accordance with its terms, subject to (a) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors' rights generally, (b) general principals of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (c) public policy considerations limiting the enforceability of provisions of this Agreement that purport to provide indemnification from penalties under applicable securities laws.

         2.     Indemnification

                (a) Company (also referred to herein as the "Company Indemnifying Party") agrees to indemnify and hold harmless the Depositor and each of its directors and officers and affiliates and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), or Section 20 of the Securities

Exchange Act of 1934, as amended (the "Exchange Act"), (the "Depositor Indemnified Party"), against any and all actual losses, claims, expenses, damages or liabilities to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Company Information or omission to state therein, a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading (in each case, regardless of whether a final judgment has been entered by a finder of fact); and will promptly upon request reimburse any such reasonable legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Company may otherwise have.

                (b) The Depositor (the "Depositor Indemnifying Party" and together with the Company Indemnifying Party, each an "Indemnifying Party") agrees to indemnify and hold harmless the Company, each officer and director of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (each a "Company Indemnified Party", and together with the Depositor Indemnified Parties, each, an "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities to which a Company Indemnified Party may become subject, under the Securities Act or otherwise, including, without limitation, with respect to disputes between the parties, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any offering document or the omission to state in any such offering document a material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission relates to information in the Prospectus Supplement or the Free Writing Prospectus other than the Company Information.

                (c)     Promptly  after  receipt by any Indemnified  Party under
this Section 2 of notice of the commencement of any action described therein, such Indemnified Party will, if a claim in respect thereof is to be made against such Indemnifying Party under this Section 2, notify the Indemnifying Party of the commencement thereof, but the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party under this Agreement, except to the extent that such failure or delay in notification materially prejudices the Indemnifying Party's defense of such action or proceeding, and shall in no event relieve the Indemnifying Party from any other obligation or liability which it may have to any Indemnified Party otherwise than under this Agreement or with respect to any other action or proceeding. In case any such action is brought against an Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, to the extent that it may wish to do so, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party, and, after notice from the Indemnifying Party to the Indemnified Party under this Section 2, the Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable out-of-pocket costs of investigation.

                (d)     Each  Indemnified  Party shall have the right to  employ
separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the employment thereof has been specifically authorized by the related Indemnifying Party; (ii) the related Indemnifying Party shall have been advised by such counsel that there may be one or more legal defenses available to such Indemnified Party which are different from those available to the Indemnifying Party and in the reasonable judgment of such counsel it is advisable for such Indemnified Party to employ separate counsel (iii) a conflict exists between such Indemnified Party and the related Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party) or
(iv) the Indemnifying Party has failed to assume the defense of such action and employ counsel reasonably satisfactory to such Indemnified Party, in which case, if such Indemnified Party notifies the related Indemnifying Party in writing that it elects to employ separate counsel at the expense of such Indemnifying Party, such Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party, it being understood, however, the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for the Indemnified Party, which firm shall be designated in writing by the Depositor or any of the Depositor's directors, officers or controlling persons.

                (e) Each Indemnified Party, as a condition of the indemnity agreements contained herein, shall use its best efforts to cooperate with the applicable Indemnifying Party in the defense of any such action or claim. No Indemnifying Party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably
withheld),   but   if   settled with its written  consent or if there be a final
judgment for the plaintiff in any such action, each Indemnifying Party agrees to indemnify and hold harmless the related Indemnified Party from and against any loss or liability (to the extent set forth herein as applicable) by reason of such settlement or judgment.

         3. Successors and Assigns, Additional Information. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto.

         4. Representations and Indemnities to Survive. The respective agreements, representations, warranties, covenants, indemnities and other statements of the Depositor and the Company and their respective officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Depositor or the Company and will survive delivery of and payment for the Certificates. The provisions of Section 4 hereof shall survive the termination or cancellation of this Agreement.

         5. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Depositor, be addressed to it at 452 Fifth Avenue, New York, New York 10018, Attention: President, with a copy to General Counsel; or, if sent to the Company, be addressed to it at, [ADDRESS], Attn: [_________].

         6. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.

         7. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         IN WITNESS WHEREOF, the Depositor and the Company have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                                 HSBC ASSET SECURITIZATION CORP.

                                                 By:      ______________________
                                                 Name:
                                                 Title:

                                                 [COMPANY]

                                                 By:      ______________________
                                                 Name:
                                                 Title:

                                    EXHIBIT K

                               CUSTODIAL AGREEMENT


                                       K-1